UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRI BIO, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS FILED PURSUANT TO RULE 14a-6(a)
SUBJECT TO COMPLETION, DATED JULY 23, 2024
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037

August 2, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of GRI Bio, Inc., a Delaware corporation (the “Company”), to be held at 11:00 a.m. Eastern Time on Friday, August 23, 2024. We have decided to hold this year’s Annual Meeting virtually via live audio webcast on the Internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GRI2024. You will not be able to attend the Annual Meeting in person.
Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement (the “Proxy Statement”). The Board of Directors of the Company recommends the approval of each of the proposals presented at the Annual Meeting. Such other business will be transacted as may properly come before the Annual Meeting.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the accompanying Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting, whether or not you can attend.
Thank you for your continued support of the Company.
Sincerely,
/s/ W. Marc Hertz, Ph.D.
W. Marc Hertz, Ph.D.
Chief Executive Officer

PRELIMINARY PROXY MATERIALS FILED PURSUANT TO RULE 14a-6(a)
SUBJECT TO COMPLETION, DATED JULY 23, 2024
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(619) 400-1170
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of GRI Bio, Inc. (the “Company”) to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/GRI2024 on Friday, August 23, 2024 at 11:00 a.m., Eastern Time, for the following purposes:
1.To elect David Baker to the Company’s Board of Directors, to serve as Class I director until the Company’s 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified.
2.To ratify the appointment of Sadler, Gibb & Associates LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
3.To approve, for purposes of complying with Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share, underlying Series C-1 Common Warrants and Series C-2 Common Warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2024, by and between the Company and the investor named on the signature page thereto, and underlying Placement Agent Warrants issued by the Company pursuant to that certain Engagement Letter between the Company and H.C. Wainwright & Co., LLC, dated as of May 3, 2024, in an aggregate amount equal to or in excess of 20% of the Company’s common stock then outstanding.
4.To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock available for issuance thereunder by 205,000.
5.To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above or to establish a quorum.
A list of stockholders of record will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting, at our principal executive offices located at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
The Company’s Board of Directors (the “Board of Directors” or the “Board”) has fixed the close of business on June 27, 2024 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (the “Record Date”). The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the Annual Meeting.
All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in these proxy materials and submit your proxy over the Internet, by telephone or by mail in order to ensure the presence of a quorum.
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting virtually. You may vote on the Internet, by telephone or by completing and mailing a proxy card form. Submitting your proxy over the Internet, by telephone or by mail will ensure your shares are represented at the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Please read the enclosed information carefully before voting.
Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the “Questions and Answers About Proxy Materials, Voting and Attending the Annual Meeting” section of this proxy statement (the “Proxy Statement”) and your enclosed proxy card or voting instruction form.
By Order of the Board of Directors,
/s/ Leanne Kelly
Leanne Kelly
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2024

This Proxy Statement, the Notice of 2024 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), our form of proxy card and our 2023 annual report to stockholders (the “2023 Annual Report”) are available for viewing at www.proxyvote.com. To view these materials please have your 16-digit control numbers available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Investors - SEC Filings” section of our website at www.gribio.com. You may also obtain a printed copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including our financial statements, free of charge, from us by sending a written request to: 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PRELIMINARY PROXY MATERIALS FILED PURSUANT TO RULE 14a-6(a)
SUBJECT TO COMPLETION, DATED JULY 23, 2024

PROXY STATEMENT FOR THE GRI BIO, INC.
2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2024
This Proxy Statement, along with the accompanying Notice of Annual Meeting, contains information about the 2024 Annual Meeting of Stockholders of GRI Bio, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 11:00 a.m., Eastern Time, on Friday, August 23, 2024, virtually at www.virtualshareholdermeeting.com/GRI2024.
In this Proxy Statement, the terms “GRI,” “the Company,” “we” and “us” refer to GRI Bio, Inc. and its subsidiaries. On April 21, 2023, pursuant to that Agreement and Plan of Merger, dated as of December 13, 2022, as amended on February 17, 2023 (the “Merger Agreement”), by and among GRI Bio, Inc. (formerly known as Vallon Pharmaceuticals, Inc.), GRI Bio Operations, Inc. (formerly known as GRI Bio, Inc.), a Delaware corporation (“GRI Operations”), and Vallon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub was merged with and into GRI Operations (the “Merger”), with GRI Operations surviving the Merger as a wholly owned subsidiary of the Company. Prior to the closing of the Merger (the “Closing”), we were known as Vallon Pharmaceuticals, Inc., accordingly references to “Vallon” refer to the Company prior to the completion of the Merger.
This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about August 2, 2024, we intend to begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of this Proxy Statement, we are also sending, along with this Proxy Statement, our 2023 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2023.

2024 PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place	Number of Common Shares Eligible to Vote as of the Record Date
11:00 a.m. (Eastern Time) on August 23, 2024	June 27, 2024	Virtual Audio Webcast	741,914
VOTING MATTERS

Board Recommendation
Proposal 1:
To elect David Baker to the Company’s Board of Directors, to serve as a Class I director until the Company's 2027 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.
FOR
Proposal 2:	To ratify the appointment of Sadler, Gibb & Associates LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
Proposal 3:
To approve, for purposes of complying with Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share, underlying Series C-1 Common Warrants and Series C-2 Common Warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2024, by and between the Company and the investor named on the signature page thereto, and underlying Placement Agent Warrants issued by the Company pursuant to that certain Engagement Letter between the Company and H.C. Wainwright & Co., LLC, dated as of May 3, 2024, in an aggregate amount equal to or in excess of 20% of the Company’s common stock then outstanding.
FOR
Proposal 4:
To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock available for issuance thereunder by 205,000.
FOR
Proposal 5:
To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above or to establish a quorum.
FOR
OUR DIRECTOR NOMINEE
You are being asked to vote on the election of David Baker, who currently serves on our Board of Directors. Our directors are divided into three classes, Class I directors, Class II directors and Class III directors, with each class serving staggered three-year terms. Detailed information about the background and areas of expertise of each director and director nominee can be found in the "Executive Officers and Directors - Directors" section of this Proxy Statement.
David Baker, age 60, has served as a member of our Board of Directors since April 2023. As his principal occupation, Mr. Baker acts as a consultant and the President of DB Biopharma Consulting LLC, which roles he began in April 2023. Mr. Baker is not a member of any committees of the Board of Directors.

CORPORATE GOVERNANCE SUMMARY FACTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of Board (set by the Board)	5
Number of Independent Directors	3
Independent Chair of the Board	Yes
Review of Independence of the Board	Annual
Independent Directors Meet Without Management Present	Yes
Diversity of Board Background, Experience and Skills	Yes
GRI Bio, Inc. - 2024 Proxy Statement | 7

________________________

In this Proxy Statement, the words “GRI Bio,” the “Company,” “we,” “our,” “us” and similar terms refer to GRI Bio, Inc. unless the context indicates otherwise.
GRI Bio, Inc. - 2024 Proxy Statement | 9

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS, VOTING AND ATTENDING THE ANNUAL MEETING

Proxy Materials

What is the purpose of the proxy materials?
Our Board of Directors is soliciting your proxy to vote at our Annual Meeting, to be held at virtually, on August 23, 2024, at 11:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. You received these proxy materials because you owned shares of the Company’s common stock at the close of business on the Record Date, or June 27, 2024, and that entitles you to vote at the Annual Meeting. The proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the SEC when we solicit your proxy. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.
What is included in the proxy materials?
The proxy materials include:
•the Notice of Annual Meeting and this Proxy Statement;
•our 2023 Annual Report; and
•a proxy card that accompanies these materials.
What information is contained in this Proxy Statement and our 2023 Annual Report?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, beneficial owners of our common stock, corporate governance matters, the compensation of our directors and certain of our executive officers and other required information. Our 2023 Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.
How can I access the proxy materials over the Internet?
The proxy card that accompanied these materials contains instructions on how to:
•view the proxy materials on the Internet and vote your shares; and
•instruct us to send our future proxy materials to you electronically by email.
The proxy materials are also available at http://www.proxyvote.com, where you will be asked to enter your 16-digit control number provided in your proxy card in order to access such materials.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.
Why are you holding a virtual annual meeting?
This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management, as time permits.
How do I access the virtual Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.
Log-in Instructions. To be admitted to the virtual Annual Meeting, you will need to log-in at www.virtualshareholdermeeting.com/GRI2024 using the 16-digit control number found on the proxy card mailed to stockholders entitled to vote at the Annual Meeting.
GRI Bio, Inc. - 2024 Proxy Statement | 10

All of our stockholders as of the Record Date, or their duly appointed proxies, may attend the virtual Annual Meeting. It could become necessary to change the date, time, and/or means of holding the Annual Meeting (including by means of an in person meeting). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed as additional proxy materials.
Will I be able to ask questions and have these questions answered during the virtual Annual Meeting?
Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/GRI2024, typing your question into the ‘‘Ask a Question” field, and clicking ‘‘Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints.
What happens if there are technical difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the number on the log in screen at www.virtualshareholdermeeting.com/GRI2024.

Voting Information

What items of business will be voted on at the Annual Meeting and how does the Board of Directors recommend that I vote?
The items of business scheduled to be voted on at the Annual Meeting and the recommendation of our Board of Directors recommends are as follows:

Board Recommendation
Proposal 1:
To elect David Baker to the Company’s Board of Directors, to serve as a Class I director until the Company's 2027 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.
FOR
Proposal 2:	To ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
Proposal 3:
To approve, for purposes of complying with Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share, underlying Series C-1 Common Warrants and Series C-2 Common Warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2024, by and between the Company and the investor named on the signature page thereto, and underlying Placement Agent Warrants issued by the Company pursuant to that certain Engagement Letter between the Company and H.C. Wainwright & Co., LLC, dated as of May 3, 2024, in an aggregate amount equal to or in excess of 20% of the Company’s common stock then outstanding.
FOR
Proposal 4:
To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock available for issuance thereunder by 205,000.
FOR
Proposal 5:
To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above or to establish a quorum.
FOR
See the Proposals section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.
Who May Vote?
Only stockholders of record at the close of business on the Record Date, June 27, 2024, will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 741,914 shares of our common stock outstanding and entitled to vote. Our common stock is our only classes of voting stock.
If on June 27, 2024 your shares of our common stock were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are a stockholder of record.
GRI Bio, Inc. - 2024 Proxy Statement | 11

If on June 27, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a legal proxy (which will need to include the applicable control number) from your broker or other agent.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “Can I change my vote or revoke my proxy?” below.
How many votes do I have?
Each share of our common stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Our common stock is our only class of voting stock.
What is the difference between holding shares as a “stockholder of record” as compared to as a “beneficial owner”?
Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote while attending the Annual Meeting virtually. If you do not wish to vote while attending the Annual Meeting virtually or if you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail by following the instructions contained in these proxy materials or on the proxy card that accompanied your proxy materials. See “How can I vote my shares?” below.
•Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, you are considered the beneficial owner of shares held in street name, and certain proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares while attending the Annual Meeting virtually unless you obtain a “legal proxy” (which will need to include the applicable control number) from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail by following the instructions in these proxy materials or on the voting instruction form provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares ?” below.
How can I vote my shares?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each nominee for director and with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted above. Voting by proxy will not affect your right to attend the Annual Meeting.
If your shares are registered directly in your name through our stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in these proxy materials or in the proxy card to vote over the Internet or by telephone.
•By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.
•By attending the virtual meeting. You can visit www.virtualshareholdermeeting.com/GRI2024, where you may vote and submit questions during the meeting. Please have your control number located on your proxy card in hand when you visit the website.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on August 22, 2024.
GRI Bio, Inc. - 2024 Proxy Statement | 12

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares while attending the Annual Meeting virtually, you should contact your broker or agent to obtain a legal proxy (which will need to include the applicable control number) in order to vote.
Can I change my vote or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I receive more than one set of proxy materials or proxy card?
You may receive more than one set of proxy materials, proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my shares?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How can I vote my shares?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm and the postponement or adjournment of the Annual Meeting (Proposals 2 and 5 of this Proxy Statement), without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
How many shares must be present or represented to conduct business at the Annual Meeting?
A “quorum” is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of the holders of one-third of the voting power of the stock outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum at the Annual Meeting; provided, however, that where a separate vote by a class or series or classes or series is required, one-third of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. Votes of stockholders of record who are present at the Annual Meeting in person (including by means of remote communication) or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Under our Bylaws, whether or not a quorum is present, the Annual Meeting may be adjourned or recessed for any or no reason from time to time by the chairman of the Annual Meeting.
GRI Bio, Inc. - 2024 Proxy Statement | 13

What are the voting requirements to approve the proposals discussed in this Proxy Statement?
•Proposal 1: To elect David Baker to the Company’s Board of Directors, to serve as a Class I director until the Company's 2027 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified. The nominee for director, in an uncontested election, will be elected if the number of votes cast FOR the nominee’s election exceeds the number of votes cast AGAINST the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either FOR, AGAINST or ABSTAIN. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. An “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10 of our Bylaws; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that we file our definitive proxy statement relating to such meeting with the SEC (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Corporate Secretary of the Company; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10 of our Bylaws, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.
•Proposal 2: To ratify the appointment of Sadler, Gibb & Associates LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The approval of this Proposal 2 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Sadler, Gibb & Associates LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee of our Board of Directors will reconsider its selection.
•Proposal 3: To approve, for purposes of complying with Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share, underlying Series C-1 Common Warrants and Series C-2 Common Warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2024, by and between the Company and the investor named on the signature page thereto, and underlying Placement Agent Warrants issued by the Company pursuant to that certain Engagement Letter between the Company and H.C. Wainwright & Co., LLC, dated as of May 3, 2024, in an aggregate amount equal to or in excess of 20% of the Company’s common stock then outstanding. The approval of this Proposal 3 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
•Proposal 4: To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock available for issuance thereunder by 205,000. The approval of this Proposal 4 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
•Proposal 5: To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above or to establish a quorum. The approval of this Proposal 5 requires the affirmative vote of at least a majority of the votes
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cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, as well as for soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the applicable proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection with such activities.
Who will count the votes?
Votes will be counted by the inspector of election appointed for the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting. If final results are unavailable at the time we file the Current Report on Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Attending the Meeting

How can I attend the Annual Meeting?
This year, our Annual Meeting will be held in a virtual meeting format only. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/GRI2024 shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the Annual Meeting in order to vote. See “How can I vote my shares?” above.

STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of July 1, 2024 for:
•each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•each of our named executive officers;
•each of our directors and our director nominee; and
•all of our executive officers, and directors and director nominee as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, and includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options or warrants, within 60 days of July 1, 2024. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.
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The percentage of beneficial ownership in the table below is based on 801,914 shares of common stock deemed to be outstanding as of July 1, 2024.

	Common Stock Beneficially Owned
	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Stock
Name and Address of Beneficial Owner
Greater than 5% Stockholders
Armistice Capital Master Fund Ltd.(1)	82,350	9.99%
Directors and Named Executive Officers(2)
W. Marc Hertz, Ph.D.(3)	4,235	*
Leanne Kelly(4)	17	*
David Baker(5)	220	*
Roelof Rongen(6)	158	*
Camilla V. Simpson, M.Sc.(6)	158	*
David Szekeres(6)	158	*
All directors and executive officers as a group (8 persons)(7)	8,728	1.09%
_____________
*Represents beneficial ownership of less than one percent of our outstanding common stock.
(1)Represents (i) 60,000 shares of common stock and (ii) 22,350 shares of common stock issuable upon the exercise of Pre-Funded Warrants exercisable within 60 days of July 1, 2024. These amounts do not include (x) 2,103,443 shares of common stock underlying Pre-Funded Warrants, (y) 2,185,793 shares of common stock underlying Series C-1 Warrants and (z) 2,185,793 shares of common stock underlying Series C-2 Warrants because the exercise of these Pre-Funded, Series C-1 and Series C-2 Warrants are subject to limitations on exercise if such exercise would result in the holder beneficially owning more than 9.99%, 4.99% or 4.99%, respectively, of our outstanding issued and outstanding common stock. The securities are held directly by Armistice Capital Master Fund Ltd. a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”) as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The principal business address of the reporting person is 510 Madison Avenue, 7th Floor, New York, NY 10022.
(2)Except as otherwise noted below, the address of the beneficial owner is c/o GRI Bio, Inc. 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
(3)Consists of 4,235 shares of common stock.
(4)Consists of (i) 2 shares of common stock and (ii) 15 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of July 1, 2024
(5)Consists of (i) 3 shares of common stock and (ii) 217 shares of common stock issuable pursuant to stock options exercisable within 60 days of July 1, 2024.
(6)Consists of 158 shares of common stock issuable pursuant to Options exercisable within 60 days of July 1, 2024.
(7)Consists of (i) the shares of common stock described in footnotes (3) through (6) above, (ii) 1,891 shares of common stock held by Vipin Kumar Chaturvedi, Ph.D. and (iii) 1,891 shares of common stock held by Albert Agro, Ph.D.

Delinquent Section 16(a) Reports
Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements during 2023 were complied with by each person who at any time during 2023 was a director or an executive officer or held more than 10% of our common stock.
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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and ages of all of our executive officers and directors as of July 1, 2024.

Name	Age	Position
Executive Officers
W. Marc Hertz, Ph.D.	54	President, Chief Executive Officer and Director (Principal Executive Officer)
Leanne Kelly	47	Chief Financial Officer (Principal Financial and Accounting Officer)
Vipin Kumar Chaturvedi, Ph.D.	65	Chief Scientific Officer
Albert Agro, Ph.D.	60	Chief Medical Officer

Non-Employee Directors
David Szekeres(1)(2)	50	Chair of the Board
David Baker	60	Director
Roelof Rongen(1)(3)	59	Director
Camilla V. Simpson, M.Sc.(1)(2)(3)	52	Director
(1)Member of the audit committee.
(2)Member of the compensation committee.
(3)Member of the nominating and corporate governance committee.

Executive Officers

Biographical information regarding our executive officers as of July 1, 2024 is set forth below. Our executive officers are appointed by our Board of Directors.
W. Marc Hertz, Ph.D., has served as our President and Chief Executive Officer and as a member of our Board since April 2023. He co-founded GRI Operations in 2009 and served as Chief Executive Officer and Chairperson of its board of directors since its inception. In addition to his management positions, Dr. Hertz previously served on the boards of directors of GemVax AS from 2005 to 2009, Evozym Biologics Inc. from 2014 to 2018 and Multimeric Biotherapeutics since 2008. Dr. Hertz has also held several senior positions at companies in the biotechnology industry since 1998. Dr. Hertz received his B.Sc. in Biology from Bowdoin College and his Ph.D. in Immunology and Microbiology from the University of Colorado Medical School. We believe Dr. Hertz’s service as GRI Operations’ co-founder and Chief Executive Officer and his extensive experience in the biotechnology industry qualifies him to serve as a member of our Board of Directors.
Leanne Kelly has served as our Chief Financial Officer since April 2023. She brings over 20 years of experience leading private and publicly traded companies across life science, technology and e-Commerce sectors with a foundation in public accounting. From May 2021 until the Closing, she served as Chief Financial Officer of Vallon. From 2016 to 2021, she served as Controller and Executive Director, Global Financial Reporting at OptiNose, Inc., a multi-million dollar revenue specialty pharmaceutical company. Over the course of her career, she has held Senior Vice President of Finance, Controller and Chief Financial Officer positions in private and public companies such as Flower Orthopedics, Iroko Pharmaceuticals, LLC and Genaera Corporation. Ms. Kelly began her career as an auditor with KPMG LLP. While serving in those roles, Ms. Kelly's work included multi-million dollar financings, M&A diligence and support. She also has experience in financial oversight, internal and external financial reporting, forecasting and financial analysis, as well as investor and public relations. Ms. Kelly received her B.Sc. in Business Economics with a concentration in Accounting from Lehigh University and is a licensed CPA (inactive status) in the state of Pennsylvania.
Vipin Kumar Chaturvedi, Ph.D., has served as our Chief Scientific Officer since April 2023. He co-founded GRI Operations in 2009 and, since its inception, served as a member of its board of directors and as Chairperson of its scientific advisory board. Dr. Chaturvedi served as GRI Operations’ Chief Scientific Officer from 2009 to 2017 and from 2022 to April 2023. Dr. Chaturvedi has served as a Professor of Medicine, Laboratory of Immune Regulation at the University of California, San Diego since April 2015. In 2015, Dr. Chaturvedi co-founded Simomics, UK, a simulation software company, and served as a non-executive director on its board of directors from 2015 to July
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2022. Additionally, Dr. Chaturvedi has served on the board of directors of Vidur Discoveries, LLC, a consulting company, since 2009. Dr. Chaturvedi obtained his undergraduate degree in biology from the Kanpur University, India, his Masters in Biochemistry, Molecular Biology and Immunology from the Institute of Medical Education & Research, India and his Ph.D. in Biochemistry from the Indian Institute of Science, India.
Albert Agro, Ph.D., has served as our Chief Medical Officer since April 2023. He co-founded GRI Operations in 2009 and served as a consultant to GRI Operations with the title Chief Medical Officer from August 2017 until April 2023. Dr. Agro has served as President and Chief Executive Officer of Columbia Therapeutics Inc. since April 2021 and has over 20 years of experience in the biotechnology and pharmaceutical industries having held several senior clinical and development positions, including Chief Executive Officer of Sublimity Therapeutics Inc. from March 2018 to April 2021 and Chief Medical Officer of Cynapsus Therapeutics Inc. from June 2012 to September 2016. Additionally, Dr. Agro currently serves as an assistant professor in the Department of Pathology and Molecular Medicine at McMaster University. Dr. Agro received his Ph.D. in Immunology from the Department of Medicine at McMaster University.

Non-Employee Directors

Biographical information as of July 1, 2024 and the attributes, skills and experience of each director that led our nominating and corporate governance committee and our Board of Directors to determine that such individual should serve as a director are discussed below.
David Szekeres has served as a member of our Board since April 2023. He has more than two decades of experience in the global life sciences industry as a finance and business development executive, deal maker, legal counsel and board member. Mr. Szekeres joined Connect Biopharma in June 2024 where he serves as President. Prior to this, he served as Chief Operating Officer and Head of Finance at Heron Therapeutics, Inc. from March 2016 to August 2023. Mr. Szekeres served as Chief Business Officer, Principal Financial Officer and General Counsel at Regulus Therapeutics Inc. from 2014 to 2016. Mr. Szekeres also served as head of Mergers and Acquisitions, Securities and Governance at Life Technologies Corporation from 2008 through its acquisition by Thermo Fisher Scientific in February 2014. Mr. Szekeres currently serves on Sanford Burnham Prebys’ board of directors. He served on the board of directors of Edico Genome Inc. from March 2014 until its acquisition by Illumina, Inc. in 2018 and Patara Pharma from October 2014 until its acquisition by Roivant Sciences Ltd. in 2018. Mr. Szekeres received his B.A. in Criminology, Law and Society from the University of California, Irvine and his J.D. from Duke University School of Law. We believe that Mr. Szekeres’s extensive experience as an executive and serving on other boards of directors in the biotechnology and biotherapeutic industries qualifies him to serve on our Board of Directors.
David Baker has served as a member of our Board since April 2023 after serving on Vallon’s board of directors from January 15, 2019 until August 23, 2019, and upon the consummation of the initial public offering of Vallon’s common stock on February 12, 2021, he was again appointed as a director. He previously served as Vallon’s President and Chief Executive Officer from January 15, 2019 until April 12, 2023. Prior to being appointed Vallon’s President and Chief Executive Officer, he served as a consultant to Vallon since January 15, 2018. He previously served as the Interim Chief Executive Officer and Chief Commercial Officer of Alcobra Ltd. (now known as Arcturus Therapeutics Holdings Inc.) where he oversaw the development of ADAIR. Prior to joining Alcobra Ltd., he worked at Shire Pharmaceuticals (“Shire”) for 10 years, including as Vice President of Commercial Strategy and New Business in the Neuroscience Business Unit. In that role, Mr. Baker led the commercial assessment of neuroscience licensing opportunities, managed commercial efforts on pipeline CNS products and led the long-term strategic planning process. Previously, he served as Global General Manager for Shire’s Vyvanse® where he led the launch of Vyvanse® and led global expansion efforts including successful establishment of a partnership in Japan and launches in Canada and Brazil. Prior to that, Mr. Baker served as Vice President of Marketing for all of Shire’s ADHD products. From 1990 through 2004, Mr. Baker worked at Merck & Co. where he held positions of increasing responsibility in marketing, sales, market research and business development. In addition to his knowledge and experience with CNS medications, Mr. Baker’s expertise includes therapeutics for osteoporosis, migraine and hyperlipidemia. He has been directly involved with the marketing of five medications with annual sales in excess of $1.0 billion each. Mr. Baker graduated Magna Cum Laude with a B.A. in Economics and Computer Science from Duke University. He earned a Master of Business Administration in Marketing from Duke’s Fuqua School of Business. Mr. Baker also serves on the board of directors of Benchworks, Inc., a private healthcare advertising agency. We believe that Mr. Baker’ service as our President and Chief Executive Officer and his extensive expertise in the biotechnology industry qualifies him to serve as a member of our Board of Directors.
Roelof Rongen has served as a member of our Board since April 2023. He is a serial entrepreneur, company builder and R&D/commercial development leader with extensive experience across many therapeutic areas and functions. Mr. Rongen has served as Chief Executive Officer of gene-therapy company, Adolore BioTherapeutics, Inc., since July 2022, Managing Partner of AsteRx Pharma Consulting LLC since September 2018 and Founder/Chief Executive Officer of Innovative Molecules LLC since June 2019. In 2012, he founded and progressed Matinas BioPharma Holdings, LLC (NYSE:MTNB) (“Matinas BioPharma”), an omega-3 and lipid-crystal nano-particle drug delivery company, into a public company until his departure in March 2018. Mr. Rongen was integral to the development and commercialization of products such as Humira® and Lovaza®. Prior to founding Matinas BioPharma, Mr. Rongen served as Executive Vice President at Trygg Pharma AS from 2010 to 2012 where he facilitated Norway’s Aker Group’s entry into the prescription omega-3 business and ultimate sale to FMC. Before Aker, Mr. Rongen was VP for IP and Portfolio Management at Reliant Pharmaceuticals
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(acquired by GlaxoSmithKline) where he in-licensed Lovaza® and led development and pre-launch activities. Earlier in his career, Mr. Rongen was Global Product Director for Humira® and other immunology programs at BASF Pharma (acquired by Abbott/Abbvie). Mr. Rongen started his professional career as a management consultant at Arthur D. Little’s Technology Innovation Management practice and as a biotech/pharmaceutical consultant at The Wilkerson Group (acquired by IBM). Mr. Rongen received a Master of Science in Engineering in Molecular Sciences (with a Biotechnology/Bio-Process Technology focus) graduate degree from Wageningen University in the Netherlands and an MBA from the Kellogg Business School at Northwestern University. We believe that Mr. Rongen’s experience in the biopharmaceutical industry qualifies him to serve on our Board of Directors.
Camilla V. Simpson, M.Sc., has served as a member of our Board since April 2023. She has served as a member of Spruce Biosciences, Inc.’s board of directors since October 2017. Since April 2021, Ms. Simpson has served as Chief Executive Officer of Zehna Therapeutics, an early stage biotech company and spin-out from the Cleveland Clinic. Since April 2019, Ms. Simpson has served as Managing Member and President of Rare Strategic, LLC where she provides strategic advice and consulting services to biotech companies. Ms. Simpson joined the board of directors of Dyve Biosciences in December 2020. From April 2017 to April 2019, Ms. Simpson was SVP, Head of Product Portfolio Development at BioMarin Pharmaceutical Inc. (“BioMarin”) where she was responsible for corporate and R&D governance, program leadership, project management, competitive intelligence, portfolio strategy and business analytics. From October 2014 to April 2017, Ms. Simpson was Group Vice President Global Regulatory Affairs at BioMarin, and from March 2014 to October 2014, Ms. Simpson was Vice President Regulatory Affairs EU at BioMarin. She also spent 12 years at Shire, where after multiple roles of increasing responsibility, she ultimately held the position of Vice President Regulatory Affairs Early Development and Business Development. Ms. Simpson holds a B.Sc. from University College Galway, Ireland, a B.Sc. Hons. from Kingston University, UK and an M.Sc. with distinction from the University of London, UK. We believe that Ms. Simpson’s extensive experience serving as an executive, director and consultant in the biotechnology industry qualifies her to serve as a member of our Board of Directors.
Family Relationships
There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.
Board Composition and Diversity
On August 6, 2021, the SEC approved a proposal of The Nasdaq Stock Market LLC (“Nasdaq”) to amend its listing standards related to board diversity. Nasdaq Rule 5605(f) requires smaller reporting companies to have, or explain why it does not have, at least two members of its board of directors who are diverse, as defined under said rule, including at least one director who self-identifies as female. The second diverse director may include an individual who self-identifies as one or more of the following: female, LGBTQ+, or an Underrepresented Minority (as defined under Nasdaq Rule 5605(f)(1)). Additionally, Nasdaq Rule 5605(f) requires a company with a board of directors of five or fewer members to have, or explain why it does not have, at least one member of its board of directors who is diverse, as defined under said rule, including at least one director who self-identifies as female.
One member of our Board of Directors self-identified as female, none of the members of our Board of Directors self-identified as LGBTQ+ and none of the members of our Board of Directors self-identified as an Underrepresented Minority. We believe our Board of Directors meets the diversity objectives of Nasdaq Rule 5605(f) applicable to a company with a small board, and the following table includes information on the diversity of our Board of Directors based upon information voluntarily provided by each director.
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Board Diversity Matrix (As of July 1, 2024)
Total Number of Directors: 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races of Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Under Nasdaq listing requirements, independent directors must comprise a majority of a listed company’s board of directors within 12 months from the date of listing. In addition, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees must be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. A director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors has determined that all members of the Board of Directors, except W. Marc Hertz, Ph.D., and David Baker, are independent directors, including for purposes of SEC and Nasdaq rules. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The composition and functioning of our Board of Directors and each of the committees of the Board of Directors comply with all applicable SEC and Nasdaq rules.

Board Leadership Structure and Role of the Board in Risk Oversight

The Board of Directors is responsible for the control and direction of the Company. At present, the Board has elected to separate the positions of Chairman and Chief Executive Officer. Dr. Hertz serves as Chief Executive Officer of the Company and as a member of the Company’s Board of Directors. Mr. Szekeres serves as the Chairman of the Company’s Board of Directors. The Board of Directors
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believes that this structure serves the Company well by maintaining a link between management, through Dr. Hertz’s membership on the Board of Directors, and the non-executive directors led by Mr. Szekeres in his role as a non-executive Chairman.
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures facing the Company and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether such practices are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Meetings

Our Board of Directors held 3 meetings during 2023. Each director attended 100% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member during 2023. Though we do not have a formal policy regarding attendance, each member of our Board of Directors is strongly encouraged to attend each annual meeting of our stockholders. No directors attended our 2023 Annual Meeting of Stockholders.

Board Committees

Our Board of Directors established an audit committee, a compensation committee and a nominating and corporate governance committee and may establish other committees to facilitate the management of our business. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Our Board of Directors and its committees set meeting schedules throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate.
Our Board of Directors expects to delegate various responsibilities and authority to committees as generally described below. The committees regularly report on their activities and actions to the full Board of Directors. Each member of each committee of our Board of Directors qualifies as an independent director in accordance with the current independence standards of the SEC and Nasdaq. Each committee of our Board of Directors has a written charter that was approved by our Board of Directors.
Copies of each charter are posted on our website at www.gribio.com under the “Investors” section. Information contained on our website is not incorporated by reference into this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.
Audit Committee
The members of our audit committee are Roelof Rongen, Camilla V. Simpson, M.Sc., and David Szekeres, who is the chair of the audit committee.
Our audit committee assists our Board of Directors with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of our financial risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. Our audit committee also discusses, at times in private sessions when appropriate, with our independent registered public accounting firm and management the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs.
Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.
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Each member of our audit committee is independent under the current independence standards promulgated by the SEC and Nasdaq, as such standards apply specifically to audit committee members. Our Board of Directors has determined that David Szekeres qualifies as an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K, which, by definition, qualifies Mr. Szekeres as a “financially sophisticated audit committee member” under Nasdaq Rule 5605(c)(2)(A). In making this determination, our Board of Directors has considered Mr. Szekeres’s prior experience, business acumen and independence.
We believe that the composition and functioning of our audit committee complies with all applicable requirements of Section 404 of the Sarbanes-Oxley Act of 2002, and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee
The members of our compensation committee are David Szekeres and Camilla V. Simpson, M.Sc., who is the chair of the compensation committee.
Each member of our compensation committee is independent under SEC and Nasdaq rules applicable to compensation committee members. Our compensation committee assists our Board of Directors with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. Our compensation committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act). Our compensation committee also administers our A&R 2018 Plan. The compensation committee is responsible for the determination of the compensation of our Chief Executive Officer, and will conduct its decision making process with respect to that issue without the Chief Executive Officer present.
The compensation committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation:
•Evaluating, recommending, approving, and reviewing executive officer and director compensation arrangements, plans, policies, and programs;
•Administering our cash-based and equity-based compensation plans; and
•Making recommendations to our Board regarding any other Board responsibilities relating to executive compensation.
The compensation committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In 2023, the compensation committee engaged the services of Anderson Pay Advisors, LLC (“Anderson”), an executive compensation consulting firm, to review and provide recommendations concerning certain of the components of the Company’s executive and director compensation programs. Anderson performed services solely on behalf of the compensation committee and had no relationship with the Company or management except as it may have related to the services performed. The compensation committee assessed the independence of Anderson pursuant to SEC rules and Nasdaq corporate governance rules and concluded that no conflict of interest existed that would have prevented Anderson from independently representing the compensation committee.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Camilla V. Simpson, M.Sc., and Roelof Rongen, who is the chair of the nominating and corporate governance committee.
Each member of our nominating and corporate governance committee is independent under SEC and Nasdaq rules applicable to nominating and corporate governance committee members. Our nominating and corporate governance committee’s responsibilities include:
•Evaluating and making recommendations to the full Board as to the composition, organization and governance of our Board of Directors and its committees;
•Evaluating and making recommendations as to director candidates;
•Evaluating current Board members’ performance;
•Developing continuing education programs for directors, as needed;
•Overseeing the process for the dissemination of information to the Board and its committees;
•Reviewing its own performance and the nominating and corporate governance committee charter annually;
•Overseeing the process for chief executive officer and other executive officer succession planning; and
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•Developing and recommending governance guidelines for the Company.

Stockholder Communication with Directors

Generally, stockholders who have questions or concerns should contact our Investor & Media Relations team as indicated on the “Investors” section of on our website. However, persons wishing to write to our Board of Directors, or to a specified director or committee of our Board of Directors, should send correspondence to our Corporate Secretary at GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037. Electronic submissions of stockholder correspondence will not be accepted.
Communications will be distributed to our Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board of Directors may be excluded, such as:
•junk mail and mass mailings;
•resumes and other forms of job inquiries;
•surveys; and
•solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers and directors. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Our Code of Conduct is available on the “Investors —Corporate Governance” section of our website at www.gribio.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
Our nominating and corporate governance committee is responsible for overseeing our Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers or directors. We intend to disclose any future amendments to, or waivers from, our Code of Conduct in a Current Report on Form 8-K within four business days of the waiver or amendment, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by Nasdaq rules.

Hedging and Pledging Prohibition

Under our Insider Trading Policy, our directors, officers and employees (and such individuals’ family members, other members of their household and any person or entity whose transactions in our securities are subject to such individuals’ control or influence) are strictly prohibited from engaging the following transactions at any time: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account or pledge our securities to secure margin or other loans; and (iv) all forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. The full text of our Insider Trading Policy is available on the “Investors – Corporate Governance” section of our website at www.gribio.com.

Audit Committee Report

The audit committee of the Board of Directors, which consists entirely of directors who meet Nasdaq independence and experience requirements, has furnished the following report:
The audit committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes.. The audit committee operates pursuant to a written charter that is available on the “Investors -Corporate Governance” section of our website at www.gribio.com.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Sadler Gibb & Associates, LLC (“Sadler Gibb”), our independent registered
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public accounting firm for 2023, was responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The audit committee is responsible for assisting our Board of Directors in overseeing the conduct of these activities by management and the independent auditor. In fulfilling its oversight responsibilities with respect to our audited financial statements for the year ended December 31, 2023, the audit committee took the following actions:
•reviewed and discussed with management and Sadler Gibb the Company’s audited financial statements for the year ended December 31, 2023;
•considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate;
•discussed with Sadler Gibb the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees;
•discussed with Sadler Gibb its independence and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
•discussed with Sadler Gibb their independence, and received from Sadler Gibb the written disclosures and the letter required by applicable requirements of the PCAOB regarding Sadler Gibb’s communications with the audit committee concerning independence; and
•discussed with Sadler Gibb, with and without management present, the scope and results of Sadler Gibb’s audit of the Company's financial statements for the year ended December 31, 2023, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
Based on these reviews and discussions, the audit committee recommended to our Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Respectfully Submitted by the
Members of the Audit Committee

David Szekeres (Chair)
Camilla V. Simpson, M.Sc.
Roelof Rongen

RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our written related party transactions policy states that our employees, officers and directors, and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related party transaction with us without the review and approval of our audit committee. The policy provides that our general counsel, or, if we do not then have a general counsel, our principal executive, financial, or accounting officer (each a “Designated Officer”), must be notified of any request for us to enter into a transaction with such parties in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, as well as of the facts and circumstances of the proposed transaction. Should an employee of the Company become aware of a related party transaction, regardless of whether such employee is a party to such transaction, such employee will report the related party transaction to the Designated Officer. The Designated Officer shall report such related party transaction to the audit committee for review. In approving or rejecting any such proposal, our audit committee considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, (i) whether the transaction was undertaken in the ordinary course of business; (ii) whether the related party transaction was initiated by us, a subsidiary, or the related party; (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the company than terms that could have been reached with an unrelated third party; (iv) the purpose of, and the potential benefits to us of, the related party transaction; (v) the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party; (vi) the related party’s interest in the related party transaction; (vii) whether the related party transaction would impair the independence of an otherwise independent director; and (viii) any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.
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Certain Relationships and Related Party Transactions

In addition to the director and executive officer compensation arrangements discussed above in “Executive Officer and Director Compensation,” since January 1, 2022, we and GRI Operations have engaged in the following transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets amounts for the years ended December 31, 2023 and 2022, and in which any director, executive officer or beneficial owner of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
TEP Convertible Promissory Note
In November 2018, GRI Operations and TEP Biotech, LLC (“TEP”) entered into a convertible note and warrant purchase agreement pursuant to which TEP agreed to fund up to $5.0 million to GRI Operations in exchange for a convertible promissory note (the “TEP Note”) and a warrant to purchase up to 675,000 shares of GRI Operations common stock at an exercise price of $0.01 per share. The TEP Note was secured by GRI Operations’ assets and accrued simple interest on the outstanding principal balance at a rate of 12% per annum. The total outstanding principal and accrued interest balance was initially due on the earlier of GRI Operations’ next financing (as defined therein) and May 2, 2020 (the “Maturity Date”).
Amendments to TEP Note
In December 2019, GRI Operations and TEP amended the TEP Note. In lieu of TEP funding the second $2.5 million tranche, TEP made a first additional advance of $0.5 million to GRI in exchange for a convertible promissory note, a warrant to purchase up to 461,725 shares of GRI Operations common stock at an exercise price of $0.01 per share, and the assignment of GRI Operations’ rights under a certain call option agreement. The call option agreement, which was entered into in 2015, provided GRI Operations with the right to repurchase up to 1,050,000 shares of GRI Operations common stock held by the counterparty for $1.00 per share at any time before April 1, 2025.
In July 2020, the TEP Note maturity date was extended to August 31, 2020, and in March 2021, TEP agreed to forbear on its available right to exercise remedies on account of GRI Operations’ failure to pay the past due principal and accrued interest balance until October 31, 2021.
In May 2021, GRI Operations and TEP further amended the TEP Note, and TEP agreed to make a second additional advance of $0.5 million to GRI Operations in exchange for a convertible promissory note with separate, modified conversion options.
In July 2022, GRI Operations and TEP further amended the TEP Note, and TEP agreed to make a third additional advance of $125,000 to GRI Operations in exchange for a convertible promissory note and a warrant to purchase up to 31,250 shares of GRI Operations common stock at an exercise price of $0.01 per share.
Conversion of TEP Note
In December 2022, in connection with the execution of the Merger Agreement, the TEP Note converted in full into 4,150,000 shares of GRI Operations common stock pursuant to a conversion agreement executed by GRI and TEP. Upon conversion, TEP became a beneficial owner of more than 5% of GRI Operations common stock.
Employment Agreements
We have entered into employment agreements with certain of our executive officers. See the “Executive Compensation” section of this Proxy Statement.
Equity Grants
We have granted stock options to certain of our executive officers and members of our Board of Directors. See the “Executive Compensation” section of this Proxy Statement.
Indemnification and Limitation on Liability
We have entered into indemnification agreements with each of our directors and officers. These agreements provide that we will indemnify each of our directors, our executive officers and, at times, their affiliates to the fullest extent permitted by Delaware law. We will advance expenses, including attorneys’ fees (but excluding judgments, fines and settlement amounts), to each indemnified director, executive officer or affiliate in connection with any proceeding in which indemnification is available and we will indemnify our directors and officers for any action or proceeding arising out of that person’s services as a director or officer brought on behalf of us or in furtherance of our rights. Additionally, certain of our directors or officers may have certain rights to indemnification, advancement of expenses or insurance provided by their affiliates or other third parties, which indemnification relates to and might apply to the same
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proceedings arising out of such director’s or officer’s services as a director referenced herein. Nonetheless, we have agreed in the indemnification agreements that our obligations to those same directors or officers are primary and any obligation of such affiliates or other third parties to advance expenses or to provide indemnification for the expenses or liabilities incurred by those directors are secondary.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2023 were:
•W. Marc Hertz, Ph.D., our President and Chief Executive Officer;
•Leanne Kelly, our Chief Financial Officer;
•Albert Agro, Ph.D., our Chief Medical Officer; and
•David Baker, our former President and Chief Executive Officer.
Summary Compensation Table
The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by our named executive officers during the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)			Total ($)
W. Marc Hertz, Ph.D.	2023	404,447		—	—	437,500	67		842,014	842,014
President and Chief Executive Officer	2022	343,750	(4)(5)	—	—	—	—		343,750	343,750
Leanne M. Kelly	2023	304,063		—	114,347	237,500	9,367	(6)		665,277
Chief Financial Officer	2022	283,893		20,820	210,428	150,000	8,400	(6)		673,541
Albert Agro, Ph.D.	2023	162,500		—	—	113,750	130,736	(7)		406,986
Chief Medical Officer	2022	—		—	—	—	—			—
David Baker	2023	144,577		—	89,264	75,000	988,211	(8)		1,297,051
Former President and Chief Executive Officer	2022	417,266		20,820	251,494	210,000	19,983	(8)		919,564
(1)The amounts in this column represent the aggregate grant date fair value of the restricted stock units (RSUs) calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. The assumptions made in valuing the option awards reported in this column are described in GRI’s audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-Based Compensation and Note 11. Stock-Based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2023. In accordance with SEC rules, the grant date fair value of any award subject to a performance condition is based upon the probable outcome of the performance conditions. RSU awards with performance conditions that have been deemed not probable of achievement as of the grant date have not been included in this column as no compensation expense has been recognized under ASC Topic 718 during the year ended December 31, 2023. In December 2022, the RSU awards granted to Mr. Baker and Ms. Kelly were cancelled. Compensation expense equal to the grant date fair value of the cancelled awards expected to vest at the date of cancellation was recognized under ASC Topic 718.
(2)Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. The assumptions made in valuing the option awards reported in this column are described in GRI’s audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-Based Compensation and Note 11. Stock-Based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2023, as filed with the SEC.
(3)The amounts in this column represent performance bonuses earned by the named executive officers in the year shown based upon the achievement of pre-established performance objectives. See "Executive Officer and Director Compensation - Elements of Compensation - Bonuses and Non-Equity Incentive Plan Compensation" below.
(4)Dr. Hertz was issued 4,054 restricted shares of GRI Operations common stock on December 7, 2022, of which 3,024 shares were issued in lieu of $275,250 of salary earned from January 1, 2022 through September 30, 2022 and foregone at the election of Dr. Hertz. Dr. Hertz also received $68,500 of salary paid in cash. The remaining restricted shares issued on December 7, 2022 related to salary earned in 2021.
(5)The amount included for restricted stock awards represents represent the aggregate grant date fair value for such stock awards computed in accordance with FASB ASC Topic 718. The shares vested upon the completion of the Merger.
(6)The amounts reflect matching contributions to the named executive officers’ accounts under our SIMPLE IRA plan.
(7)The amounts reflect consulting fees paid to Dr. Agro prior to July 1, 2023, the date of his employment with GRI.
(8)The amounts reflect matching contributions to the named executive officer’s account under Vallon’s SIMPLE IRA plan, an auto allowance and amounts paid with respect to short and long-term disability and life insurance for the benefit of the named executive officer. The amounts reflect SIMPLE IRA matching contribution of $11,400 and $10,200 for 2023 and 2022, respectively; an auto allowance of $1,875 $6,000 in 2023 and 2022, respectively and insurance benefits of $1,991 and $7,983 in 2023 and 2022, respectively.
(9)In connection with the closing of the Merger on April 21, 2023, Mr. Baker resigned from the Company effective as of April 21, 2023.
(10)Includes $945,000 of severance payments (of which $603,750 was paid in 2023) pursuant to the terms of the separation agreement with Mr. Baker and his current employment agreement, as well as $27,945 in compensation for Mr. Baker’s service as a director on our Board.
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Elements of Compensation
2023 Base Salaries
On April 20, 2023, Dr. Hertz was appointed President and Chief Executive Officer and Ms. Kelly was appointed Chief Financial Officer of GRI, effective as of the Effective Time. The employment agreements with Dr. Hertz and Ms. Kelly provide for an annual base salary of $375,000 and $312,500, respectively. On July 1, 2023, Dr. Agro, our Chief Medical Officer, signed an employment agreement with the Company, which provided for an annual base salary of $325,000. On June 17, 2024, pursuant to that certain Amendment No. 1 to Employment Agreement (the “Agro Amendment”), between the Company and Dr. Agro, Dr. Agro’s annual base salary was reduced to $100,000.
Bonuses Non-Equity Incentive Plan Compensation
Pursuant to his employment agreement, Dr. Hertz is eligible to receive a discretionary annual performance bonus with a target bonus equal to 50% of his then current annual base salary. Pursuant to her employment agreement, Ms. Kelly is eligible to receive a discretionary annual performance bonus with a target bonus equal to 20% of her then current annual base salary for the first year of her employment and 35% of her then current annual base salary thereafter, a signing bonus of $100,000 and a retention bonus of $50,000, to be paid on the first anniversary of the Closing. Pursuant to his employment agreement, Dr. Agro was eligible to receive a discretionary annual performance bonus with a target bonus equal to 35% of his then current annual base salary. As a result of the Agro Amendment, Dr. Agro’s employment agreement no longer provides for a discretionary annual performance bonus.
In addition to annual performance bonuses, in December 2022, Ms. Kelly was granted a bonus of $75,000, which was paid upon the Closing.
Prior to the Merger, Dr. Hertz’s bonus awards were determined at the discretion of the GRI Operations Board. In March 2021, Dr. Hertz was granted a bonus of $250,000, which was paid upon the Closing.
Option Awards Granted During 2023
On September 26, 2023, pursuant to her employment agreement with GRI, Ms. Kelly was granted an option to purchase 915 shares of our common stock at an exercise price of $138.32.
Qualified Retirement Plan
We do not maintain any retirement, deferred compensation, pension or profit-sharing plans.
Employment Agreements
As noted above, we have entered into an employment agreement with each of our named executive officers. The employment agreements with Dr. Hertz and Ms. Kelly provide that the executive will receive a base salary and be eligible to receive an annual cash bonus contingent upon the attainment of certain company milestones and/or individual objectives. Pursuant to the employment agreements with Dr. Hertz and Ms. Kelly, each of each Dr. Hertz’s and Ms. Kelly’s base salary and target bonus will be reviewed periodically by our compensation committee or Board. These employment agreements also provide for certain termination benefits, which are described below in the section entitled “Potential Payments Upon a Termination or Change in Control.”
Dr. Agro’s employment agreement, as amended by the Agro Amendment, provides that Dr. Agro will receive an annual base salary of $100,000 and does not provide for any cash performance bonus. Dr. Agro’s employment agreement may be terminated by either the Company or Dr. Agro upon thirty (30) days’ prior written notice to the other party.
Further, each named executive officer's employment agreement contains restrictive covenants relating to non-disclosure of confidential information, mutual non-disparagement and assignment of inventions provisions. The employment agreements with each named executive officer other than Dr. Hertz also include non-competition and non-solicitation provisions.
Potential Payments Upon a Termination or Change in Control
In addition to those potential payments described below, regardless of the manner in which a GRI named executive officers service terminates, that named executive officer (other than Dr. Agro) is entitled to receive compensation amounts earned during his or her term of service, including unpaid salary and other accrued benefits, as applicable. In addition, each named executive officer (other than Dr. Agro)
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is entitled to receive certain benefits upon the Company’s termination of his or her employment without cause or his or her resignation for good reason.
W. Marc Hertz, Ph.D.
Pursuant to his employment agreement with us, if Dr. Hertz’s employment were terminated by us without cause or terminated by Dr. Hertz for good reason, in either case not in connection with a change in control, then Dr. Hertz would be entitled to the following severance benefits:
•continued base salary for a period of 12 months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided he was employed for at least six months during that year; and
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that he obtains alternative coverage).
Pursuant to his employment agreement with us, if Dr. Hertz’s employment were terminated by us without cause or terminated by Dr. Hertz for good reason, in either case within the one-year period following a change in control transaction, then Dr. Hertz would be entitled to the following severance benefits:
•continued base salary for a period of 18 months, plus a lump sum payment equal to 150% of his target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 18 months (or such earlier date that she obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
Leanne Kelly
Pursuant to her employment agreement with us, if Ms. Kelly’s employment were terminated by us without cause or terminated by Ms. Kelly for good reason, in either case not in connection with a change in control, then Ms. Kelly would be entitled to the following severance benefits:
•continued base salary for a period of nine months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided she was employed for at least six months during that year; and
•subsidized premiums for COBRA continuation coverage for a period of nine months (or such earlier date that she obtains alternative coverage).
Pursuant to her employment agreement with us, if Ms.Kelly’s employment were terminated by us without cause or terminated by Ms. Kelly for good reason, in either case within the one-year period following a change in control transaction, then Ms. Kelly would be entitled to the following severance benefits:
•continued base salary for a period of 12 months, plus a lump sum payment equal to 100% of her target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that she obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
Albert Agro, Ph.D.
Pursuant to his employment agreement with us, if Dr. Agro’s employment were terminated for any reason, the Company will pay to Dr. Agro the portion of his annual base salary earned through the effective day of termination, as well as any unreimbursed business expenses.
Outstanding Equity Awards at Fiscal Year-End
Stock Option Awards
The following table sets forth the outstanding stock option awards as of December 31, 2023, held by our named executive officers, on an award-by-award basis, setting forth the total number of shares underlying each stock option award that are (i) exercisable, but not yet exercised, (ii) unexercisable and not yet exercised, and (iii) total aggregate amount underlying each award. All equity awards granted to Leanne Kelly for the year ended December 31, 2023 were made pursuant to the A&R 2018 Plan. Each vested, unexpired and unexercised
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option to purchase Vallon common stock outstanding immediately prior to the Merger continued to remain outstanding following the Effective Time in accordance with its terms. Each unvested, unexpired and unexercised option to purchase Vallon common stock outstanding immediately prior to the Merger was cancelled for no consideration at the Effective Time. Each existing unexpired and unexercised option to purchase GRI Operations common stock prior to the Merger, whether vested or unvested, was converted into and became an option to purchase shares of our common stock pursuant to the Merger Agreement effective as of immediately prior to the Effective Time.

	Option Awards(3)
Name	Number of Securities Underlying Unexercised, Options (#) Exercisable	Number of Securities Underlying Unexercised, Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Leanne Kelly	11	—		—		9,991.80	5/14/2031
Chief Financial Officer	4	—		—		15,369.90	2/15/2032
	—	915	(1)	915		138.32	9/22/2033

David Baker	16	—		—		5,023.20	10/1/2028
Former President and Chief Executive Officer	22	—		—		6,006.00	2/5/2029
	16	—		—	(8)	9,991.80	5/14/2031
	5	—		—		15,369.90	2/15/2032
	126	252	(2)	—		263.90	8/10/2033
__________________

(1)70% of the stock option award will vest 25% on the first anniversary of the vesting start date (May 14, 2021) and 6.25% (1/16th of such shares) for each subsequent full quarter that the executive remains employed with us. The remaining 30% of the stock option award will vest upon the satisfaction of certain performance milestones.
(2)The stock options award will vest 25% on the first anniversary of the vesting start date (September 22, 2023) and 2.083% (1/48th of such shares) for each subsequent month that the executive remains employed with us.
(3)The stock options award will vest as to 8.33% on the date of grant (8/10/2023) and 8.33% (1/12th of such shares) for each subsequent full quarter that the Mr. Baker remains on the Board.
(4)Drs. Hertz and Agro had no outstanding option or stock awards as of December 31, 2023.

DIRECTOR COMPENSATION

Director Compensation and Compensation Table
Our director compensation program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program generally includes a cash component, which is designed to compensate non-employee directors for their service on our Board and an equity component, which is designed to align the interests of non-employee directors and stockholders. Directors who are employees of the Company receive no additional compensation for their service on our Board.
The compensation committee annually reviews compensation paid to our non-employee directors and makes recommendations for adjustments, as appropriate, to the full Board. As part of this annual review, the compensation committee considers the significant time commitment and skill level required by each non-employee director in serving on our Board and its various committees. The compensation committee seeks to maintain a market competitive director compensation program and benchmarks our director compensation program against those maintained by our peer group.
Effective as of August 10, 2023, our amended and restated non-employee director compensation program provides that each non-employee Board member will receive the following compensation:
•An annual cash retainer of $40,000 for service on the Board, an annual cash retainer of $7,500 for service on the audit committee, an annual cash retainer of $6,000 for service on the compensation committee and an annual cash retainer of $5,000 for service on the nominating and corporate governance committee, which the non-employee director may instead elect to receive any of the annual retainers in an award of a stock option in lieu of cash.
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•Non-employee directors who are first appointed or elected to the Board will receive an initial stock option grant to purchase a number of shares of our common stock equal to the quotient obtained by dividing $100,000 by the closing price of our common stock on the date of such director’s initial election or appointment, which generally will vest in quarterly installments over three years.
•A non-employee director who (i) is serving on the Board as of the date of any annual meeting of our stockholders after August 10, 2023 and has been serving as a non-employee director for at least six months as of the date of such meeting, and (ii) will continue to serve as a non-employee director immediately following such meeting, shall be automatically granted an option grant to purchase a number of shares of our common stock equal to the quotient obtained by dividing $50,000 by the closing price of our common stock on the date of such annual meeting, which generally will vest in quarterly installments over one year. Notwithstanding the foregoing, in lieu of such awards for the 2024 Annual Meeting, each director other than the chairman of the Board will receive options to purchase 2,538 shares of common stock and the chairman of the Board will receive options to purchase 4,351 shares of common stock.
In addition to any other consideration received, our non-employee director compensation program provides that non-employee Board members serving as a chairperson will receive the following additional consideration:
•The audit committee chair will receive an additional annual retainer of $15,000
•The compensation committee chair will receive an additional annual retainer of $12,000
•The nominating and corporate governance committee chair will receive an additional annual retainer of $10,000
•The Board Chair will receive an additional annual retainer of $30,000.
A non-employee director may instead elect to receive annual retainer for serving as a chairperson in an award of a stock option in lieu of cash.
GRI Director Compensation
The following table provides information on compensation paid to GRI non-employee directors in 2023:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(3)		Total ($)
David Baker	27,945	89,264	(2)	117,209
Roelof Rongen	40,171	89,264	(2)	129,435
Camilla V. Simpson, M.Sc.	45,062	89,264	(2)	134,326
David Szekeres	63,575	89,264	(2)	152,839
_________________
(1)Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-Based Compensation and Note 11. Stock-Based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2023, as filed with the SEC.
(2)Stock options to purchase 378 shares of common stock were granted on August 10, 2023 and vest as to 8.33% on the date of grant and 8.33% (1/12th of such shares) for each subsequent full quarter that the director remains on the Board.
(3)The following table shows the aggregate number of outstanding shares of common stock underlying outstanding option and stock awards held by our non-employee directors as of December 31, 2023:

Name	Outstanding Option Awards
David Baker	437
Roelof Rongen	378
Camilla V. Simpson, M. Sc.	378
David Szekeres	378
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Vallon Director Compensation
The following table provides information on compensation paid to Vallon non-employee directors in 2023, prior to their resignation upon the completion of the Merger:

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Richard Ammer	9,123	—	—	9,123
Meenu Karson	15,205	—	—	15,205
Joseph Payne	12,164	—	—	12,164
Marella Thorell	37,640	—	—	37,640

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information regarding our equity compensation plans as of July 1, 2024:

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	2,503	$471.45	1,864 (2)
Equity compensation plans not approved by security holders	—	—	—
Total	2,503	$471.45	1,864
_____________
(1)    The number of shares of our common stock authorized under the A&R 2018 Plan automatically increases on January 1st of each year until the expiration of the     A&R 2018 Plan, in an amount equal to four percent of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, subject to the discretion of our Board of Directors or compensation committee to determine a lesser number of shares shall be added for such year.
(2)    In connection with the Merger, on April 20, 2023, the stockholders of the Company approved the A&R 2018 Plan to, among other things, increase the aggregate number of shares by 1,856 shares to 2,381 shares of common stock for issuance as awards under the plan.
Description of the A&R 2018 Plan
On April 20, 2023, the stockholders of the Company approved the A&R 2018 Plan. The A&R 2018 Plan became effective on April 21, 2023, with the stockholders approving the amendment to the A&R 2018 Plan (i) to increase the aggregate number of shares of common stock by 1,856 shares of common stock to 2,381 shares of common stock available for issuance under the A&R 2018 Plan, (ii) to increase the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs under the A&R 2018 Plan to 80,000,000 shares of common stock, (iii) to extend the term of the A&R 2018 Plan through January 1, 2033, (iv) to prohibit any action that would be treated as a “repricing” of an award without further approval by the stockholders of Company and (v) to revise the limits on awards to non-employee directors as follows: the aggregate grant date fair value of shares of common stock granted to any non-employee director under the A&R 2018 Plan and any other cash compensation paid to any non-employee director in any calendar year may not exceed $0.75 million; increased to $1.0 million in the year in which such non-employee director initially joins the Board.
The A&R 2018 Plan provides for the grant of ISOs, NQSOs, restricted stock, performance units, performance shares, RSUs and other stock-based awards to our employees, directors, and consultants. The purpose of the A&R 2018 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of our business. The A&R 2018 Plan provides for an annual increase on the first day of each calendar year beginning January 1, 2024 and ending on and including January 1, 2033, equal to the less over (x) 4% of the aggregate number of shares outstanding on the final day of the immediately preceding calendar year, and (y) such smaller number of shares as is determined by the Board. The A&R 2018 Plan further authorizes the administrator to amend the exercise price and terms of certain awards thereunder.
Description of GRI Bio, Inc. 2015 Equity Incentive Plan
The 2015 Plan was approved by GRI Operations’ stockholders on July 10, 2015. In accordance with the Merger Agreement, on April 21, 2023, the Company assumed the 2015 Plan and the outstanding awards granted thereunder at the Effective Time. The 2015 Plan is administered by the Board or a committee designated by the Board. The 2015 Plan further authorizes the administrator to amend the
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exercise price and terms of certain awards thereunder. No new awards may be issued under the 2015 Plan. As of December 31, 2023, no awards were outstanding under the 2015 Plan.

PROPOSALS

Proposal 1: Election of Director

The Board of Directors has voted to nominate David Baker for election at the Annual Meeting as the Class I director for a term of three years to serve until the Company’s 2027 Annual Meeting of Stockholders, and until his successor has been elected and qualified. The Class II directors (Roelof Rongen and Camilla V. Simpson, M.Sc.) and the Class III directors (W. Marc Hertz, Ph.D. and David Szekeres) will serve until the annual meetings of stockholders to be held in 2025 and 2026, respectively, and until their respective successors have been elected and qualified.
If you properly submit a proxy without giving specific voting instructions, the shares represented by the enclosed proxy will be voted FOR the election of David Baker as director. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in such nominee’s place. We have no reason to believe that the nominee will be unable or unwilling to serve as a director.
Biographical information and the attributes, skills and experience of the nominee that led our nominating and corporate governance committee and Board of Directors to determine that this nominee should serve as a director are discussed in the “Executive Officers and Directors” section of this Proxy Statement.
Vote Required and Recommendation of Our Board of Directors
The nominee for director, in an uncontested election, will be elected if the number of votes cast FOR the nominee’s election exceeds the number of votes cast AGAINST the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either FOR, AGAINST or ABSTAIN. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. An “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10 of our Bylaws; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that we file our definitive proxy statement relating to such meeting with the SEC (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Corporate Secretary of the Company; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10 of our Bylaws, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DAVID BAKER AS A CLASS I DIRECTOR, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

Proposal 2: Ratification of Appointment of Independent Registered Accounting Firm

Our audit committee has appointed Sadler Gibb, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. The Board of Directors proposes that the stockholders ratify the appointment of Sadler Gibb. We expect that representatives of Sadler Gibb will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Sadler Gibb, the audit committee reviewed auditor independence issues and existing commercial relationships with Sadler Gibb and concluded that Sadler Gibb has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
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The following table represents aggregate fees incurred by us for Sadler Gibb services during the year ended December 31, 2023 and 2022:

	December 31,
	2023	2022
Audit Fees (1)	$156,323	$204,878
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$156,323	$204,878
(1)Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years as well as the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.
(2)Audit Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" .
(3)Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.
(4)All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories
The audit committee will approve in advance the engagement and fees of the independent registered public accounting firm for all audit services and non-audit services, based upon independence, qualifications and, if applicable, performance. The audit committee may form and delegate to subcommittees of one or more members of the audit committee the authority to grant pre-approvals for audit and permitted non-audit services, up to specific amounts.
Pre-Approval Policies and Procedures
Our audit committee has established a policy that requires it, or the chair of our audit committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our audit committee considers, among other things, the possible effect of the performance of such services on the firm's independence. The prior approval of our audit committee, or the chair of our audit committee pursuant to delegated authority, was obtained for all services provided by Sadler Gibb in 2023 and 2022 and the fees for such services.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
Consistent with requirements of the SEC and the PCAOB regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee, or the chair if such approval is needed between meetings of the audit committee, pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal 2 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

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Proposal 3: To approve, for purposes of complying with Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share, underlying Series C-1 Common Warrants and Series C-2 Common Warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2024, by and between the Company and the investor named on the signature page thereto, and underlying Placement Agent Warrants issued by the Company pursuant to that certain Engagement Letter between the Company and H.C. Wainwright & Co., LLC, dated as of May 3, 2024, in an aggregate amount equal to or in excess of 20% of the Company’s common stock then outstanding.

We are seeking approval, for purposes of complying with Nasadq Listing Rule 5635(d), of the issuance of shares of our common stock underlying the Series C Warrants and the Placement Agent Warrants (each as described and defined below) issued pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2024, by and between the Company and the investor named on the signature page thereto (the “Securities Purchase Agreement”) and that certain Engagement Letter, by and between the Company and H.C. Wainwright & Co., LLC (the “Placement Agent”), dated as of May 3, 2024 (the “Engagement Letter”), respectively. Pursuant to the Securities Purchase Agreement, we agreed to hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following the closing date of the Offering (as defined below) for purposes of obtaining Warrant Stockholder Approval (as defined below).
Description of The Offering
On June 26, 2024, the Company commenced a best efforts public offering (the “Offering”) of an aggregate of (i) 60,000 shares (the “Shares”) of common stock of the Company, (ii) 2,125,793 pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 2,125,793 shares of common stock (the “Pre-Funded Warrant Shares”), (iii) 2,185,793 Series C-1 Common Warrants (the “Series C-1 Warrants”) to purchase up to 2,185,793 shares of common stock (the “Series C-1 Warrant Shares”) and (iv) 2,185,793 Series C-2 Common Warrants (the “Series C-2 Warrants,” and together with the Series C-1 Warrants, the “Series C Warrants”) to purchase up to 2,185,793 shares of common stock (the “Series C-2 Warrant Shares” and together with the Series C-1 Warrant Shares, the “Series C Warrant Shares”). The Offering closed on June 28, 2024. Each Share or Pre-Funded Warrant was sold together with one Series C-1 Warrant to purchase one share of common stock and one Series C-2 Warrant to purchase one share of common stock. The offering price for each Share and accompanying Warrants was $1.83, and the offering price for each Pre-Funded Warrant and accompanying Series C Warrant was $1.8299. The Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately, expire when exercised in full and are not subject to Warrant Stockholder Approval (as defined below). Each Series C Warrant has an exercise price of $1.83 per share and is exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the Warrants (“Warrant Stockholder Approval”). The Series C-1 Warrants expire on the five-year anniversary of the Warrant Stockholder Approval. The Series C-2 Warrants expire on the 18-month anniversary of the Warrant Stockholder Approval.
Pursuant to the Engagement Letter, the Company agreed to issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 153,006 shares of common stock (the “Placement Agent Warrant Shares,” and together with the Series C Warrant Shares, the “Stockholder Approval Warrant Shares”). The Placement Agent Warrants have an exercise price of $2.2875 per share (which represents 125% of the combined public offering price per Share and accompanying Series C Warrants), expire on June 26, 2029 and are exercisable following the Warrant Stockholder Approval.
The Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Series C-1 Warrants, the Series C-1 Warrant Shares, Series C-2 Warrants, the Series C-2 Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares were offered by the Company pursuant to a Registration Statement on Form S-1 originally filed with the SEC on June 20, 2024, as amended (including the prospectus forming a part of such Registration Statement), under the Securities Act of 1933, as amended (the “Securities Act”) (File No. 333-280323), and declared effective by the SEC on June 26, 2024.
Terms of the Series C and Placement Agent Warrants
The following summary of certain additional terms and provisions of the Series C and Placement Agent Warrants.
Exercisability
The Warrants are exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of a Series C and/or Placement Agent Warrant to the extent that the holder would own more than 4.99% (or, at the election of the purchaser prior to the issuance of the warrants, 9.99%) of the outstanding common stock immediately after exercise. Upon notice from the holder to us, the holder may increase or decrease the amount of beneficial ownership of outstanding common stock after exercising the holder’s Series C or Placement Agent Warrant up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series C and Placement Agent Warrants and in accordance with the rules and regulations of the SEC, provided that any increase in the beneficial ownership limitation shall not be effective until sixty-one (61) days following notice to us. The number of shares issuable upon exercise of the Series C and Placement Agent Warrants and their respective exercise prices are subject to proportional adjustment for certain dividends and splits.
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Cashless Exercise
If, at the time a holder exercises a Series C or Placement Agent Warrant, a registration statement registering the issuance of the shares of our common stock under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Series C and Placement Agent Warrants. The exercise of the Series C and Placement Agent Warrants is currently registered pursuant to our Registration Statement on Form S-1 (No. 333-280323) which was declared effective on June 26, 2024.
Fractional Shares
No fractional shares of common stock will be issued upon the exercise of the Series C and Placement Agent Warrants. Rather, the number of shares of our common stock to be issued will be rounded up to the next whole share or we will pay a cash adjustment equal to such fraction multiplied by the exercise price to the holder.
Transferability
Subject to applicable laws, a Series C and/or Placement Agent Warrant may be transferred at the option of the holder upon surrender of the applicable warrant to us together with the appropriate instruments of transfer.
Rights as a Stockholder
Except as otherwise provided in the Series C or Placement Agent Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their Warrants. The holders of the Series C and Placement Agent Warrants are eligible to participate in certain pro-rata distributions and rights offerings as if the holder had been a holder of the shares of our common stock issuable upon exercise of a Series C or Placement Agent Warrant prior to such distributions and rights offerings.
Fundamental Transaction
In the event of a fundamental transaction, as described in the Series C and Placement Agent Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of greater than 50% of our outstanding common stock, or any person or group becoming the beneficial owner of greater than 50% of the voting power represented by our outstanding common stock, the holders of the Series C and Placement Agent Warrants will be entitled to receive upon exercise of the their warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised their warrants immediately prior to such fundamental transaction. In addition, in certain circumstances, upon a fundamental transaction, the holders of the Series C and Placement Agent Warrants will have the right to require us to repurchase their respective Series C and Placement Agent Warrants at the Black-Scholes value; provided, however, that, if the fundamental transaction is not within our control, including not approved by our Board, then the holder will only be entitled to receive the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction.
Waivers and Amendments
Each Series C and Placement Agent Warrant may be modified or amended, or the provisions thereof waived, with the written consent of the holder of such warrant and us.
Effect of the Issuance of the Stockholder Approval Warrant Shares
The issuance of the Stockholder Approval Warrant Shares would result in a substantial and significant increase in the number of shares of common stock outstanding, and our stockholders could incur substantial dilution of their percentage ownership to the extent that the Series C Warrants and Placement Agent Warrants are exercised. However, we cannot predict whether or when the holders will exercise their Series C Warrants or Placement Agent Warrants. As such, we are unable to accurately forecast or predict with any certainty the total amount of Stockholder Approval Warrant Shares that may ultimately be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of common stock upon exercise of the Series C Warrants or Placement Agent Warrants. Therefore, we are seeking Warrant Stockholder Approval in accordance with Nasdaq rules and guidelines.
Nasdaq Requirements for Stockholder Approval
Nasdaq Rule 5635(d) requires us to obtain stockholder approval, prior to the issuance of securities, of a transaction other than a public offering involving the sale, issuance or potential issuance by us of shares of our common stock (or securities convertible into or exercisable for our common stock) in an amount equal to 20% or more of the Company’s outstanding common stock or voting power outstanding immediately before the issuance will be sold at a price less than (i) the Nasdaq Official Closing Price immediately preceding
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the signing of the binding agreement in connection with such transaction or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”). In addition to the Minimum Price Requirement, for the warrants issued (other than pre-funded warrants) the buyer must also typically pay $0.125 per underlying warrant share in order to comply with the Nasdaq Minimum Price regulations and guidance. In the case of the Offering, the 20% threshold is determined based on the number of shares of our common stock outstanding immediately preceding the issuance of the Series C Warrants in the Offering. Prior to the execution of the Securities Purchase Agreement, we had 741,914 shares of common stock issued and outstanding. The Offering may not be considered a “public offering” per Nasdaq rules and guidance. Therefore, the potential issuance of 4,524,592 shares of common stock upon exercise of the Series C Warrants and Placement Agent Warrants could constitute greater than 20% of the shares of common stock outstanding immediately prior to the execution of the Securities Purchase Agreement in a transaction other than a public offering. Additionally, while the Series C Warrants and Placement Agent Warrants are exercisable at a price that is not less than the Minimum Price, the purchaser of these warrants did not pay the $0.125 per underlying warrant share in order to comply with the Nasdaq Minimum Price regulations and guidance. So, we are seeking Warrant Stockholder Approval (as defined below) pursuant to Nasdaq rules and guidance and in an effort to comply with Nasdaq rules and regulations.
Additionally, and as noted above, under the terms of the Securities Purchase Agreement, we agreed to seek approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) from the stockholders of the Company with respect to the issuance of the Series C Warrant Shares upon the exercise of the Series C Warrants.
Potential Effects of Approval of this Proposal
If approved, this Proposal 3 could result in the issuance of shares of 4,524,592 shares of common stock upon the exercise of the Series C Warrants and Placement Agent Warrants subject to their respective beneficial ownership limitations. This would result in additional dilution to our shareholders who do not hold these warrants. As a result of this dilution, these holders of our common stock and holders of other securities convertible into our common stock could own or come to own a smaller percentage of our outstanding shares of common stock following these exercises and, accordingly, be entitled to a smaller percentage interest in the voting power, liquidation value and book value of the shares of our common stock.
The exercise, or even perceived ability of the holders of the Series C and Placement Agent Warrants to exercise, could cause the price of our common stock to decline or to be depressed by this perceived issuance. Upon issuance of shares of our common stock upon the exercise of the Series C and Placement Agent Warrants, there would be a greater number of shares of our common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our common stock.
Effect of Failure to Obtain Approval of this Proposal
While there can be no assurance the Series C or Placement Agent Warrants would ever be exercised or exercised for cash, the failure of our stockholders to approve this proposal will mean that: (i) we cannot permit the exercise of the Series C and Placement Agent Warrants and (ii) may incur substantial additional costs and expenses. The Series C and Placement Agent Warrants have exercise prices of $1.83 and $2.2875 per share, respectively. Accordingly, we could realize an aggregate of up to approximately $8.4 million in gross proceeds if all the Series C and Placement Agent Warrants were exercised on a cash basis at these exercise prices. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations or cause us to have to seek alternative financing sources which may not be available on terms as favorable or at all. In addition, pursuant to the Securities Purchase Agreement, we agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the shares underlying the Series C Warrants. We are required to seek such approval until such time as none of the Series C Warrants are outstanding which could result in us seeking such approval every 90 days until such approval is obtained. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance the clinical trials, regulatory approvals for, and commercialization of our products and product candidates.
Further Information
The terms of the agreements and warrants described herein are only briefly summarized above. For further information, please refer to the full text of the form of Securities Purchase Agreement, form of Pre-Funded Warrant, form of Series C-1 Warrant, form of Series C-2 Warrant and form of Placement Agent Warrant, copies of which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on June 27, 2024, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents. We will furnish without charge to you a copy of any or all of the documents incorporated by reference, including exhibits to these documents, upon written or oral request. Direct your written request to the Company’s Corporate Secretary at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, and your oral request to the Company’s Corporate Secretary at (619) 400-1170.
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No Appraisal Rights
Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to the authorization of this Proposal 3.
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal 3 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. In accordance with applicable Nasdaq rules, the holders of the Shares (as defined above) or shares of Common Stock acquired upon the exercise of Pre-Funded Warrants issued in the Offering may not vote such Shares or shares of Common Stock, which, in each case, were not outstanding as of the Record Date, on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ RULE 5635(d), THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.0001 PER SHARE, UNDERLYING SERIES C-1 COMMON WARRANTS AND SERIES C-2 COMMON WARRANTS ISSUED BY THE COMPANY PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 26, 2024, BY AND BETWEEN THE COMPANY AND THE INVESTOR NAMED ON THE SIGNATURE PAGE THERETO, AND UNDERLYING PLACEMENT AGENT WARRANTS ISSUED BY THE COMPANY PURSUANT TO THAT CERTAIN ENGAGEMENT LETTER BETWEEN THE COMPANY AND H.C. WAINWRIGHT & CO., LLC, DATED AS OF MAY 3, 2024, IN AN AGGREGATE AMOUNT EQUAL TO OR IN EXCESS OF 20% OF THE COMPANY’S COMMON STOCK THEN OUTSTANDING. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

Proposal 4: Approval of an Amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan, as amended, to Increase the Number of Shares of Common Stock Authorized for Issuance Thereunder by 205,000.

General
Our Board of Directors is requesting that our stockholders approve the adoption of an amendment (the “Amendment”) to our Amended and Restated 2018 Equity Incentive Plan, as amended (the “A&R 2018 Plan”), which amendment was approved by the Board of Directors on July 22, 2024, effective upon approval by our stockholders at the Annual Meeting. If this proposal is approved, the number of shares authorized for issuance of awards under the A&R 2018 Plan will be increased by 205,000 from 4,367 to an aggregate of 209,367 shares of common stock and the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the A&R 2018 Plan will be increased by 205,000 shares.
The A&R 2018 Plan was approved by our Board of Directors and stockholders in 2018. By its terms, the A&R 2018 Plan may be amended by the Board of Directors provided that any amendment that the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by Nasdaq listing rules. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). By approving the Amendment, the stockholders would also be approving 80,000,000 as the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the A&R 2018 Plan, the same aggregate maximum number of shares previously approved by our stockholders on April 20, 2023.
As of July 1, 2024, a total of 1,864 shares of our common stock remain available for issuance under the A&R 2018 Plan; options to purchase a total of 2,503 shares of common stock were outstanding; no restricted shares of common stock or restricted share units (“RSUs”) were outstanding. As of July 1, 2024, no stock appreciation rights (“SARs”) have been issued. As of July 1, 2024, no shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the A&R 2018 Plan.
The outstanding options under the A&R 2018 Plan have a consolidated weighted average exercise price of $471.45 and a consolidated weighted average remaining term of 9.06 years. As of July 1, 2024, the equity overhang, represented by (a) the sum of all outstanding stock options and other stock-based awards under all Company equity plans, plus the number of shares available for issuance pursuant to future awards under the A&R 2018 Plan as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of July 1, 2024, plus (ii) the number of shares described in clause (a) above, was 0.5%. If the Amendment to the A&R 2018 Plan is approved by stockholders, the equity overhang would be 20.7%. However, if one calculates equity overhang as a percentage of the number of shares
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described in clause (b) above, plus the 2,125,793 shares of common stock underlying Pre-Funded Warrants, it is only 0.1% prior to the Amendment to the A&R 2018 Plan and 6.7% if the Amendment to the A&R 2018 Plan is approved.
Reasons for the Amendment
Our Board of Directors and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The A&R 2018 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in retaining and motivating key personnel.
As described under the heading “Stock Ownership,” above, as of July 1, 2024, all of our directors and executive officers beneficially owned only 1.09% of our outstanding common stock, collectively. We believe that the increase in the number of shares available for issuance under the A&R 2018 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.
Our Board of Directors believes that the number of shares currently remaining available for issuance pursuant to future awards under the A&R 2018 Plan (as of July 1, 2024) is not sufficient for future granting needs. Our Board of Directors currently believes that if the Amendment is approved by stockholders, the 209,367 shares available for issuance under the A&R 2018 Plan will allow the Company to provide incentives to its directors and officers during this fiscal year.
The following is a brief summary of the A&R 2018 Plan. This summary is qualified in its entirety by reference to the text of the A&R 2018 Plan, a copy of which is attached as Annex A to this Proxy Statement.
Description of the A&R 2018 Plan
Eligibility and Administration. Our employees, consultants and directors are eligible to participate in the A&R 2018 Plan. As of July 1, 2024, there were approximately 4 employees, 3 consultants and 4 non-employee directors eligible to participate in the A&R 2018 Plan. The A&R 2018 Plan is administered by our Board of Directors or a committee thereof, which may delegate its duties and responsibilities to our compensation committee or to other committees of our directors and/or officers (collectively, the “Plan Administrator”), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, stock exchange rules and other laws, as applicable. The Plan Administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with and adopt rules for the administration of the A&R 2018 Plan, subject to its express terms and conditions. The Plan Administrator sets the terms and conditions of all awards under the A&R 2018 Plan, including any vesting and vesting acceleration conditions.
Limitation on Shares Available. We reserved, subject to stockholder approval of the Amendment, 209,367 shares of common stock for issuance under the A&R 2018 Plan, plus an annual increase on the first day of each calendar year beginning in 2025 and ending in 2033 equal to the lesser of (i) 4% of the shares of common stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our Board of Directors; provided, however, that no more than 80,000,000 shares of common stock may be issued upon the exercise of ISOs. The shares available for issuance or delivery under the A&R 2018 Plan may include authorized but unissued shares, treasury shares, shares acquired in the open market or a combination thereof.
In the event that shares of common stock previously issued under the A&R 2018 Plan are reacquired by the Company, such shares shall be added to the number of shares then available for issuance under the A&R 2018 Plan. In the event that an outstanding award for any reason expires or is canceled before being exercised or settled in full, the unexercised or unsettled shares subject to such award shall remain available for issuance under the A&R 2018 Plan. In the event that shares that otherwise would have been issuable under the A&R 2018 Plan are withheld by the Company in payment of the purchase price, exercise price or withholding taxes with respect to an award, such shares shall remain available for issuance under the A&R 2018 Plan. To the extent an award is settled in cash, the cash settlement shall not reduce the number of shares remaining available for issuance under the A&R 2018 Plan.
Awards. The A&R 2018 Plan provides for the grant of stock options, restricted shares, RSUs, SARs and other stock awards. All equity awards under the A&R 2018 Plan are subject to award agreements, which detail the terms and conditions of the awards, including any applicable vesting, performance conditions, if any, payment terms and post-termination exercise limitations. A brief description of each award type follows.
•Stock Options. The Plan Administrator may grant stock options, which may consist of non-qualified stock options (“NQSOs”), ISOs or any combination of the foregoing. Stock options will provide the option holder the right to purchase shares of common stock at a price not less than the fair value of such shares on the date of grant. No stock options may be exercised more than 10 years from the date of grant. Each grant of stock options must specify (i) the period of continuous employment that is required (or the performance objectives that must be achieved) before the stock options become exercisable, (ii) the extent to which the option holder will have the right to exercise the stock options following termination of service and (iii) the permitted method for paying the exercise price.
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•Stock Appreciation Rights. The Plan Administrator may grant SARs. Each SAR award agreement will specify a grant price, which must be at least equal to the fair value of one share of common stock on the date of grant. No SAR may be exercised more than 10 years from the date of grant. Upon the exercise of a SAR, the holder is entitled to receive payment in an amount determined by multiplying (i) the excess of the fair value per share of common stock on the date of exercise over the grant price, by (ii) the number of shares with respect to which the SAR is exercised. The payment upon the SAR exercise will be in cash, shares of common stock of equivalent value or in some combination thereof, as provided in the applicable SAR award agreement. Each SAR award agreement must specify (i) the period of continuous employment that is required (or the performance objectives that must be achieved) before the SAR becomes exercisable and (ii) the extent to which the holder will have the right to exercise the SAR following termination of service.
•Restricted Shares. The Plan Administrator may grant restricted shares to participants in such number as it determines in its discretion. A grant of restricted shares signifies the immediate transfer of ownership of shares of common stock to a participant in consideration of the participant’s performance of services. Such transfer may be made without additional consideration or in consideration of a payment by the recipient that is less than the fair value per share on the date of grant. Unless otherwise provided by the Plan Administrator, a participant is entitled immediately to voting, dividend and other ownership rights in the common stock. Restricted shares must be subject to a “substantial risk of forfeiture,” based on the passage of time, the achievement of performance objectives or the occurrence of other events as determined by the Plan Administrator at its discretion. In order to enforce these forfeiture provisions, the transferability of restricted shares will be limited in the manner prescribed by the Plan Administrator on the date of grant for the period during which such forfeiture provisions are to continue.
•Restricted Share Units. The Plan Administrator may grant RSUs to participants in such number as it determines in its discretion. RSUs constitute an agreement to issue or deliver shares of common stock, cash or a combination thereof to the participant in the future at the end of a restriction period and subject to the fulfillment of such conditions as may be specified in the applicable award agreement. During the restriction period, the participant has no right to transfer any rights under his or her award and no right to vote or receive dividends on the shares covered by the restricted share units, but the Plan Administrator may authorize the payment of dividend equivalents with respect to the restricted share units.
•Other Awards. The Plan Administrator may grant or sell other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, common stock or factors that may influence the value of such shares. In addition, the Plan Administrator may grant unrestricted shares to eligible participants.
Adjustments. In the event of any equity restructuring, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Plan Administrator will adjust the number and kind of shares that may be issued or delivered under the A&R 2018 Plan, the individual award limits and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price and the grant price or any other price of shares subject to outstanding awards to prevent dilution or enlargement of rights of the participant. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Plan Administrator may, in its discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights.
Change in Control. In the event that the Company undergoes a change in control, all awards under the A&R 2018 Plan will be treated in the manner determined by the Plan Administrator. In this regard, the Plan Administrator has broad discretion to take any action with respect to outstanding awards, including accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, replacing or terminating awards and providing for such other treatment as the Plan Administrator determines.
Provisions Relating to Director Compensation. The A&R 2018 Plan provides that the Board of Directors may establish compensation for non-employee directors from time to time, provided that the aggregate grant date fair value of shares granted to any non-employee director under the A&R 2018 Plan and any other cash compensation paid to any non-employee director in any calendar year may not exceed $0.75 million, which amount is increased to $1.0 million in the year in which such non-employee director initially joins the Board of Directors.
Plan Amendment and Termination. The Board of Directors may amend or terminate the A&R 2018 Plan at any time; however, no amendment may adversely affect in any material way an award outstanding under the A&R 2018 Plan without the consent of the affected participant. The Board of Directors is required to obtain stockholder approval of any amendment to the A&R 2018 Plan to the extent necessary to comply with applicable laws. No award may be granted pursuant to the A&R 2018 Plan on or after the ten-year anniversary of the date on which the Board of Directors adopted the A&R 2018 Plan. No award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.
Certain Federal Tax Effects.
The following is a limited summary of certain U.S. federal income tax consequences of awards made under the A&R 2018 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the A&R 2018 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws. Participants should rely upon their own tax
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advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.
Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a NQSO. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a NQSO equal to the excess of the fair value of the shares purchased over their exercise price.
Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an ISO. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair value of such shares on the date of exercise over the exercise price. Any additional gain will be taxed as short-term or long-term capital gain.
Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair value of any shares delivered and the amount of cash paid by us.
Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If the participant makes an election under Section 83(b) of the Code, any dividends received by the participant on the restricted shares will be taxed as dividends. If such election is not made, any dividends received by the participant on the restricted shares before the restrictions lapse will be treated as compensation taxable as ordinary income, and dividends received after the restrictions lapse will be taxed as dividends.
Restricted Share Units. A participant will not recognize taxable income at the time of grant of a RSU award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair value of any shares delivered and the amount of cash paid by us. Any dividend equivalents paid with respect to RSUs will be treated as compensation taxable as ordinary income.
Company’s Tax Deduction. To the extent that an individual recognizes ordinary income in the circumstances described above, the Company is entitled to corresponding federal income tax deduction, provided, among other things, that the deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on deductions for compensation of certain covered employees of the Company.
A&R 2018 Plan Benefits
Since the adoption of the A&R 2018 Plan through July 1, 2024, we have granted the following stock awards under the A&R 2018 Plan to the individuals and groups listed below. In all cases, the securities underlying such awards were shares of our common stock.

Name and Position	Stock Options	Stock Awards
Name Executive Officers
Marc Hertz, Ph.D., President and Chief Executive Officer	—	—
Leanne Kelly, Chief Financial Officer	930	—
Albert Agro, Ph.D., Chief Medical Officer	—	—
All Current Executive Officers as a group	930	—
All Current Directors who are not executive officers as a group	1,571	—
All Employees who are not executive officers as a group	—	—

The table above excludes 27 stock awards originally granted to Leanne Kelly and 27 stock awards originally granted to David Baker, which were each cancelled in connection with the Merger. Other than as discussed above in our director compensation policy in the section entitled “Executive Officer and Director Compensation,” the amounts of future grants under the A&R 2018 Plan are not
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determinable and will be granted at the discretion of the compensation committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the A&R 2018 Plan or the amount or types of any such awards.
On July 19, 2024, the closing market price per share of our common stock was $1.64, as reported by the Nasdaq Stock Market.
Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the A&R 2018 Plan with the SEC pursuant to the Securities Act, after approval of the Amendment by our stockholders.
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal 4 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 205,000, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

Proposal 5: To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above or to establish a quorum.

We are asking our stockholders to vote on a proposal to approve any adjournments of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Annual Meeting to approve Proposals 1, 2, 3 or 4 or establish a quorum. We currently do not intend to propose postponement or adjournment at the Annual Meeting if there are sufficient votes to approve Proposals 1, 2, 3 and 4. Under our Bylaws, whether or not a quorum is present, the Annual Meeting may be adjourned or recessed for any or no reason from time to time by the chairman of the Annual Meeting.
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal 5 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, FROM TIME TO TIME, IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO ADOPT THE PROPOSALS SET FORTH ABOVE OR TO ESTABLISH A QUORUM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY .

Other Proposed Action

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with the recommendation of our Board of Directors.
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DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our proxy materials unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary or by phone at (619) 400-1170. If you participate in householding and wish to receive a separate copy of our proxy materials or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and we will promptly deliver a separate copy of our proxy materials to you.
If you are the beneficial owner of shares held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our proxy materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2023 Annual Report (consisting of our Annual Report on Form 10-K for the year ended December 31, 2023 but excluding the exhibits to such annual report) has been mailed concurrently with this Proxy Statement, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Any stockholder who desires to submit a proposal for inclusion in our proxy materials for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) in accordance with Rule 14a-8 must submit the proposal in writing c/o Corporate Secretary, GRI Bio, Inc., 2223 Avenida de la Playa Suite 208, La Jolla, CA 92037. We must receive a proposal by April 4, 2025 (120 days prior to the anniversary of the mailing date of this proxy statement) in order to consider it for inclusion in the proxy materials for the 2025 Annual Meeting. If the date of the 2025 Annual Meeting is changed by more than 30 days from the date of the 2024 Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials.
Nominations for election of directors and proposals for other business intended to be presented at the 2025 Annual Meeting but not included in our proxy statement and proxy must be received at our principal offices no later than close of business on May 25, 2025, which is 90 days prior to the anniversary of this year’s meeting date, and no earlier than close of business on April 25, 2025, which is 120 days prior to the anniversary of this year’s meeting date, provided, however, that in the event that the 2025 Annual Meeting is called for a date that is more than 30 days before or 70 days after the anniversary date of this year’s meeting date (or if no annual meeting was held in the preceding year), such proposal must be delivered not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2025 Annual meeting or the 10th day following the date on which public announcement of the date of the 2025 Annual Meeting is first made by the Corporation. The persons named as proxies in our proxy for the 2025 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2025 Annual Meeting, without including information about the proposal in our materials. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2025 Annual Meeting will have the right to exercise discretionary voting power with respect to such proposal. Any nominations or other proposals received from stockholders must be in full compliance with applicable laws and with our Bylaws. A copy of the full text of the Company’s current bylaws may be obtained upon written request to the Corporate Secretary at the address provided in the next sentence and online on the SEC’s website, www.sec.gov. All nominations and other stockholder proposals should be marked for the attention of c/o Corporate Secretary, GRI Bio, Inc., 2223 Avenida de la Playa Suite 208, La Jolla, CA 92037.
In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 24, 2025, which is 60 calendar days prior to the anniversary of this year’s meeting date and otherwise comply with the requirements of Rule 14a-19 under the Exchange Act. If the date of the 2025 Annual
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Meeting is changed by more than 30 days from the date of the 2024 Annual Meeting of Stockholders, then the notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by the Company. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act. Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2025 Annual Meeting.
* * *
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ANNEX A
GRI BIO, INC.
2018 EQUITY INCENTIVE PLAN
(As amended and restated)
1. Establishment and Purpose.
a. Establishment. GRI Bio, Inc. (formerly known as Vallon Pharmaceuticals, Inc.) (the “Company”) established the GRI Bio, Inc. 2018 Equity Incentive Plan (formerly known as the Vallon Pharmaceuticals, Inc. 2018 Equity Incentive Plan) (the “Plan”) effective as of October 1, 2018. The Plan is hereby amended and restated, as set forth herein, as of _______, 2024 (the “Restatement Date”), subject to the approval by the stockholders of the Company. Definitions of capitalized terms used in the Plan are contained in Section 15 of the Plan.
b. Purpose. The purpose of the Plan is to attract and retain Directors, Consultants and officers and other key Employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.
2. Shares Available Under the Plan.
a. Basic Limit. Subject to adjustment under Section 10 and the provisions of this Section 2, the aggregate number of Shares issued under the Plan shall not exceed the sum of (i) 209,367 Shares, and (ii) an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2033, equal to the lesser of (x) 4% of the aggregate number of Shares outstanding on the final day of the immediately preceding calendar year, and (y) such smaller number of Shares as is determined by the Board. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.
b. Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Stock Option, Stock Appreciation Right, Restricted Share Unit or Other Share-Based Award for any reason expires or is canceled before being exercised or settled in full, the unexercised or unsettled Shares subject to such Stock Option, Stock Appreciation Right, Restricted Share Unit or Other Share-Based Award shall remain available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the purchase price, exercise price or withholding taxes with respect to an Award, such Shares shall remain available for issuance under the Plan. To the extent a Restricted Share Unit is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan. The payment of dividend equivalents in cash in conjunction with any outstanding Awards shall not reduce the number of Shares remaining available for issuance under the Plan.
c. Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 80,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
d. Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan, the maximum aggregate grant date fair value (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Director as compensation for services as a Director during any fiscal year of the Company, taken together with any cash fees paid to such Director during such calendar year, may not exceed $750,000, increased to $1,000,000 in the calendar year of an individual’s initial service as a Director.
3. Administration of the Plan.
a. Authority of the Board. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of Awards granted to Participants outside the United States, the Board may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 13 below. All decisions, interpretations and other actions of the Board shall be final and binding on all Participants and all persons deriving their rights from a Participant.
b. In General. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board who have been appointed by the Board, and, to the extent required by Applicable Law, any such Committee shall consist solely of individuals who are “non-employee directors” within the meaning of Section 16b-3 promulgated under the Exchange Act and “independent directors” within the meaning of the rules of any securities exchange upon which Shares are listed. Each Committee shall have such authority and be responsible for such functions as the Board has assigned to it. If no Committee has been appointed, the entire Board shall administer the Plan. To the extent permitted by Applicable Law, the Board or the Committee may further delegate administrative authority under the Plan to one or more officers of the Company. Any reference to the Board in the Plan shall be construed as a reference to the Committee (if any) or to any officers of the Company to whom authority has been delegated pursuant to this Section 3, with respect to any action within the scope of such delegated authority.
c. Indemnification. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.
4. Eligibility and Participation. Subject to the provisions of the Plan, the Board may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.
5. Stock Options and Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Options and Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion, provided that Incentive Stock Options may be granted only to Employees.
a. Award Agreement. Each Stock Option and Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option or Stock Appreciation Right, the number of Shares covered by the Stock Option or Stock Appreciation Right, the conditions upon which the Stock Option or Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement with respect to a Stock Option also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
b. Exercise Price. The exercise price per Share of a Stock Option or Stock Appreciation Right shall be determined by the Board at the time the Stock Option or Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option or Stock Appreciation Right be less than one hundred percent of the Fair Market Value of a Share on the Date of Grant.
c. Term. The term of a Stock Option or Stock Appreciation Right shall be determined by the Board and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option or Stock Appreciation Right exceed ten years from its Date of Grant.
d. Exercisability. Stock Options and Stock Appreciation Rights shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Board and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements. The Award Agreement may permit a Participant to exercise all or a portion of a Stock Option prior to satisfaction of the applicable vesting requirements; provided that the Shares delivered upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option and the Participant shall be required to enter into a Restricted Share Award Agreement and any other similar documentation required by the Company as a condition to exercise of such Stock Option.
e. Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. Payment of the exercise price of a Stock Option may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement: (i) in cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Board; (ii) by the Participant tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; and (iv) with respect to Nonqualified Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price of a Stock Option, the Company shall cause the appropriate number of Shares to be issued to the Participant.
f. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (i) the excess of (A) the Fair Market Value of a Share on the exercise date over (B) the exercise price per Share, multiplied by (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Board in the related Award Agreement.
g. No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by a Stock Option or Stock Appreciation Right until the Participant files a notice of exercise, pays the exercise price and satisfies all applicable withholding taxes pursuant to the terms of such Stock Option or Stock Appreciation Right.
h. Special Rules Applicable to Incentive Stock Options.
(i) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.
(ii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (A) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Share on the Date of Grant, and (B) the term of such Incentive Stock Option shall not exceed five years from the Date of Grant.
6. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion.
a. Award Agreement. Each Award of Restricted Shares shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restriction period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse, the purchase price, if any, for each Restricted Share, and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan.
b. Purchase Price. If a Participant is required to pay a purchase price for the Restricted Shares, payment may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement: (i) in cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Board, or (ii) if permitted under Applicable Law, by the Participant delivering to the Company a promissory note in a form provided by the Company bearing either full-recourse or such lesser amount of recourse as the Board determines in its sole discretion and in accordance with Applicable Law.
c. Terms, Conditions and Restrictions. The Board shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restriction period and the satisfaction of any other applicable terms and conditions.
d. Custody of Certificates. To the extent deemed appropriate by the Board, the Company may retain the certificates representing Restricted Shares, if any, in the Company’s possession until such time as all terms, conditions and restrictions applicable to such Shares have been satisfied or lapse, and annotate the Company’s Share ledger to reflect such terms, conditions, and restrictions.
e. Rights Associated with Restricted Shares during Restriction Period. During any restriction period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restriction period; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution, and that the Award Agreement may require any dividends or other distributions with respect to the Restricted Shares to be accumulated or deemed reinvested in Shares and subject to the same terms and conditions as the Restricted Shares with respect to which such dividends or distributions are paid.
7. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion.
a. Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restriction period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan.
b. Terms, Conditions and Restrictions. The Board shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.
c. Voting and Dividend Rights. The Participant shall not possess any incidents of ownership (including, without limitation, any rights to distributions or voting rights) in the Shares underlying the Restricted Share Units. Prior to settlement or forfeiture, any Restricted Share Unit granted under the Plan may, at the discretion of the Board, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Share Unit is outstanding, on a current, deferred or contingent basis as provided in the Award Agreement. Settlement of dividend equivalents may be made in the form of cash, Shares, or a combination of both. The Award Agreement may require any dividend equivalents with respect to the Restricted Share Units to be accumulated or deemed reinvested and subject to the same terms and conditions as the Restricted Share Units with respect to which they are paid.
d. Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Board in the related Award Agreement.
8. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Board shall determine, including, without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash. Without limiting the foregoing, the Board is specifically authorized to grant unrestricted Shares as a bonus, or to grant unrestricted Shares or other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board.
a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement, whether dividend equivalents are payable, and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan.
b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Board in the related Award Agreement.
9. Transfer Restrictions.
a. Transferability of Awards. Except as otherwise determined by the Board, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Board, each Participant may, in a manner established by the Board, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares, cash or other property issued or delivered under such Award. Except as otherwise determined by the Board, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.
b. Lockup Provision. Each Participant shall not, if requested by the Company and any underwriter engaged by the Company, sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by such Participant for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company shall specify reasonably and in good faith (such period not to exceed 180 calendar days). The underwriters in connection with any such registration are intended third-party beneficiaries of this Section 9(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Participant further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with any such registration that are consistent with this Section 9(b) or that are necessary to give further effect thereto.
c. Other Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such other rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board may determine from time-to-time. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to a Participant’s Shares generally. In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by Applicable Law or by Company policy, as adopted from time to time, designed to ensure compliance with Applicable Law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

10. Adjustment of Shares.
a. General. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Board shall cause there to be an equitable adjustment in (i) the number and kind of Shares available for future grants under Section 2, (ii) the number and kind of Shares covered by each outstanding Stock Option, Stock Appreciation Right, Restricted Share Unit or Other Share-Based Award, (iii) the exercise price under each outstanding Stock Option or Stock Appreciation Right and the purchase price applicable to any other outstanding Award, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, combination, liquidation, dissolution, or similar corporate transaction that affects the Shares, the Board at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above. No fractional Shares shall be issued under the Plan as a result of an adjustment under this Section 10(a), although the Board in its sole discretion may make a cash payment in lieu of fractional Shares.
b. Change in Control. Unless otherwise provided in the applicable Award Agreement, in the event that the Company is subject to a Change in Control, all Shares acquired under the Plan and all Awards outstanding on the effective date of the Change in Control transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. The treatment specified in the definitive transaction agreement or as determined by the Board may include (without limitation) one or more of the following with respect to each outstanding Award:
(i) Continuation of the outstanding Award by the Company (if the Company is the surviving corporation).
(ii) Assumption of the outstanding Award by the surviving corporation or its parent, provided that the assumption of a Stock Option or Stock Appreciation Right shall be in a manner that complies with Section 424(a) of the Code (whether or not the Stock Option is an Incentive Stock Option).
(iii) Substitution by the surviving corporation or its parent of an equivalent award for the outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Shares in the transaction), provided that the substitution of a Stock Option or Stock Appreciation Right shall be in a manner that complies with Section 424(a) of the Code (whether or not the Stock Option is an Incentive Stock Option).
(iv) Cancellation of the outstanding Award and a payment to the Participant with respect to each Share subject to the Award (including vested and/or unvested Shares, as determined by the Board) as of the transaction date equal to the excess of (A) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a Share as a result of the transaction, over (if applicable) (B) the per-Share exercise price of the Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares, but only to the extent the application of such provisions does not adversely affect the status of the Award as exempt from Section 409A of the Code. If the Spread applicable to an Award is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that a Restricted Share Unit or Other Share-Based Award is subject to Section 409A of the Code, the payment described in this clause (iv) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4).

(v) Cancellation of the Stock Option or Stock Appreciation Right without the payment of any consideration; provided that the Participant holding a Stock Option or Stock Appreciation Right shall be notified of such treatment and given an opportunity to exercise the award (including any unvested portion) during a period of not less than 5 business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the holder of the Stock Option or Stock Appreciation Right a reasonable opportunity to exercise the award. Any exercise of the Stock Option or Stock Appreciation Right during such period may be contingent upon the closing of the transaction.
(vi) Suspension of a Participant’s right to exercise the Stock Option or Stock Appreciation Right during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.
(vii) Termination of any right the Participant has to exercise the Stock Option prior to vesting in the Shares subject to the Stock Option (i.e., “early exercise”), such that following the closing of the transaction the Stock Option may only be exercised to the extent it is vested.
Any action taken under this Section 10(b) shall either preserve an Award’s status as exempt from Section 409A of the Code or comply with Section 409A of the Code.
c. Reservation of Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
11. Compliance with Section 409A. Unless otherwise expressly set forth in an Award Agreement, it is intended that awards granted under the Plan shall be exempt from Section 409A of the Code, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an award is not exempt from Section 409A of the Code (any such award, a “409A Award”), any ambiguity in the terms of such award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Section 409A of the Code be given effect if such modification would cause the Award to become subject to Section 409A of the Code unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board from time to time in order for it to comply with the requirements of Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a Change in Control constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code. Neither the Company nor any member of the Board shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
12. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. Neither the Company nor any of its Subsidiaries shall be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Board may permit or require applicable tax withholding obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, provided that in no event shall the Fair Market Value of any Shares withheld to satisfy tax withholding obligations with respect to an Award exceed the taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions. Any such elections are subject to such conditions or procedures as may be established by the Board and may be subject to disapproval by the Board.
13. Duration and Amendments; Stockholder Approval.
a. Term of the Plan. The Plan shall terminate automatically 10 years after the Restatement Date. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.
b. Right to Amend or Terminate the Plan. The Board may amend, suspend or terminate the Plan at any time and for any reason. Stockholder approval shall not be necessary for any amendment to the Plan, except to the extent stockholder approval is required by Applicable Law (including such stockholder approval as may be required to authorize grant of Incentive Stock Options to Employees or as may be required under stock exchange listing standards).
c. Effect of Amendment or Termination. No Shares shall be issued or sold and no Award granted under the Plan after the termination of the Plan, except upon exercise of a Stock Option, Stock Appreciation Right (or any other right to purchase Shares) or settlement of any other Award granted under the Plan prior to such termination. Except as otherwise provided in Sections 10 or 13(d), which specifically do not require the consent of any Participant, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant of such Award; provided that the Board may modify an Incentive Stock Option to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.
d. Adjustments to Outstanding Awards. The Board may in its sole discretion at any time, including in connection with a Change in Control, and without the consent of any Participant, (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Board may, in its sole discretion, declare.
e. Prohibition on Repricing. Except for adjustments made pursuant to Section 10, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Section 10. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 13(e) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Section 10.
14. Miscellaneous.
a. Securities Law Requirements. Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board, the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be liable for a failure to issue Shares as a result of such requirements. Unless and until the Shares have been registered under the

Securities Act, each certificate evidencing any Shares delivered pursuant to the Plan, if any, shall bear a restrictive legend in a form specified by the Company.
b. No Right of Continued Employment or Service. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.
c. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
d. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Law or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
e. Acceptance of the Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board or the Company, in any case in accordance with the terms and conditions of the Plan.
f. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.
g. Applicable Law. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
15. Definitions. As used in the Plan, the following definitions shall apply:
“Applicable Law” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
“Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, or Other Share-Based Awards granted pursuant to the terms and conditions of the Plan.
“Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.
“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning provided in the applicable employment agreement or consulting agreement between, or severance plan covering, the Participant and the Company or a Subsidiary, if any, or if there is no such agreement or plan, as applicable, that defines the term, “Cause” shall mean: (a) the Participant’s repeated failure to satisfactorily perform the Participant’s job duties after thirty (30) days written notice of such deficiency and an opportunity to cure (of at least fifteen business days), as reasonably determined by the Company or a Subsidiary; (b) the Participant’s commission of any act of fraud, misappropriation or embezzlement against or in connection with the Company or any of its Subsidiaries or their respective businesses or operations; (c) the Participant’s commission of, or indictment for or otherwise being formally charged with, any crime involving dishonesty or for any felony; or (d) the engaging by the Participant in misconduct that is detrimental to the financial condition or business reputation of the Company or any of its Subsidiaries, including due to any adverse publicity.
“Change in Control” means the occurrence of one of the following events: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; or (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (c) the consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of the Board, as described in Section 3(b).
“Company” has the meaning given such term in Section 1(a) and any successor thereto.
“Consultant” means a person, excluding Employees and Directors, who performs bona fide services for the Company or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Board and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Board.
“Director” means any individual who is a member of the Board who is not an Employee.
“Employee” means any employee of the Company or a Subsidiary, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of an Incentive Stock Option, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” means, as of any date: (a) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, (i) for the purpose of determining the exercise price of, or the amount payable upon the exercise of, Stock Options, Stock Appreciation Rights and any other Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Board through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) for any other purpose, the fair market value as determined by the Board in good faith; or (b) if the Shares are listed on a nationally recognized stock exchange, the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices.
“Incentive Stock Option” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.
“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.
“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 8.
“Participant” means any eligible individual as set forth in Section 4 who holds one or more outstanding Awards.
“Performance Objectives” means the performance objective or objectives established by the Board pursuant to the Plan. The Performance Objectives applicable to an Award may include, but shall not be limited to, one or more of the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic valued added models; division, group or corporate financial goals; attainment of strategic and operational initiatives; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; year-end cash; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices.
“Plan” has the meaning given such term in Section 1(a).
“Restatement Date” has the meaning given such term in Section 1(a).
“Restricted Shares” means Shares granted or sold pursuant to Section 6 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.
“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restriction period made pursuant to Section 7.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Share” means a share of common stock of the Company, $0.001 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 10.
“Stock Appreciation Right” means a right designated as such and granted pursuant to Section 5.
“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 5. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent by reason of stock ownership or otherwise.
“Ten Percent Stockholder” means any Participant who owns more than ten percent of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.
[END OF DOCUMENT]

GRI BIO, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

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V54566-Z88209 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GRI BIO, INC.

The Board of Directors recommends you vote FOR the Nominee in Proposal 1 and FOR Proposals 2, 3, 4 & 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

V54567-Z88209

GRI BIO, INC.
Annual Meeting of Stockholders
August 23, 2024, at 11:00 AM, Eastern time
This proxy is solicited by the Board of Directors of GRI Bio, Inc.

The undersigned, revoking any previous proxies relating to these shares, hereby appoints W. Marc Hertz, Ph.D. and Leanne Kelly, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of GRI Bio, Inc. registered in the name provided in this proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at 11:00 AM on Friday, August 23, 2024 as a virtual meeting via the internet at www.virtualshareholdermeeting.com/GRI2024, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the proxy statement.

The shares represented by this proxy will be voted in the manner directed herein. If no such direction is made, the shares represented by this proxy will be voted FOR the Nominee in Proposal 1 and FOR Proposals 2, 3, 4 & 5, in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side